Exhibit 10.1

EXECUTION VERSION

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of February 16, 2018, between AIT Therapeutics, Inc., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.
DEFINITIONS

1.1           Definitions.  In addition to the terms defined elsewhere in this Agreement: the following terms have the meanings set forth in this Section 1.1:

“Acquiring Person” shall have the meaning ascribed to such term in Section 4.6.

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors”          means the board of directors of the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Chief Scientist” shall have the meaning ascribed to that term in Section 3.1(d)

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1(a).

“Closing Date” the Trading Day following the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligations to pay their respective (A) Purchase Price and (B) Tranche A Exercise Amount as to the Closing and (ii) the Company’s obligations to deliver the Warrants issuable at the Closing, in each case, have been satisfied or waived.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company Counsel” means Latham & Watkins LLP.

“Company IP Counsel” means Elmore Patent Law Group, PC, with offices located at 484 Groton Road, Westford, MA 01886.

“Company Israeli Counsel” means Doron, Tikotzky, Kantor, Gutman & Amit Gross, with offices located at B.S.R. 4 Tower, 33 Floor, 7 Metsada Street, Bnei Brak 5126112 Israel.

“Disclosure Schedules” shall have the meaning ascribed to such term in Section 3.1.

“Escrow Agent” means Signature Bank, with offices located at 261 Madison Avenue, New York, New York 10016.

“Escrow Agreement” means the escrow agreement entered into prior to the date hereof, by and among the Company, the Escrow Agent and the Placement Agent pursuant to which the Purchasers shall deposit their respective (i) Purchase Price and (ii) Tranche A Exercise Amounts with the Escrow Agent to be applied to the transactions contemplated hereunder.

“Evaluation Date” shall have the meaning ascribed to such term in Section 3.1(s).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“FDA” shall have the meaning ascribed to such term in Section 3.1(ii).

“FDCA” shall have the meaning ascribed to such term in Section 3.1(ii).

“GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

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“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(p).

“Legend Removal Date” shall have the meaning ascribed to such term in Section 4.1(c).

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(n).

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Pharmaceutical Product” shall have the meaning ascribed to such term in Section 3.1(ii).

“Placement Agent” means Laidlaw & Co. (UK) Ltd.

 “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Public Information Failure” shall have the meaning ascribed to such term in Section 4.2(b).

“Public Information Failure Payments” shall have the meaning ascribed to such term in Section 4.2(b).

“Purchase Price” equals $0.01 per Warrant Share.

“Registration Rights Agreement” means the Registration Rights Agreement, dated the date hereof, among the Company and the Purchasers, in the form of Exhibit A attached hereto.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Warrant Shares by each Purchaser as provided for in the Registration Rights Agreement.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

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“Required Minimum” means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including any Warrant Shares issuable upon exercise in full of all Warrants, ignoring any exercise limits set forth therein.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).

“Securities” means the Warrants, and the Warrant Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Sheppard Mullin” means Sheppard, Mullin, Richter & Hampton, LLP with offices at 30 Rockefeller Plaza, New York, New York 10112.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Subsidiary” means any subsidiary of the Company as set forth on Schedule 3.1(a) and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange, the OTC Bulletin Board, OTC.QB or the Pink Sheets (or any successors to any of the foregoing).

“Tranche A Exercise Amount” means, as to each Purchaser, the amount specified across from such Purchaser’s name on Schedule 1 attached hereto under the heading “Tranche A Exercise Amount” in United States dollars and in immediately available funds.

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“Tranche A Warrants” means, collectively, the common stock purchase warrants identified as “Tranche A” on the Warrants.

“Tranche A Warrant Shares” means the shares of Common Stock issuable upon exercise of the Tranche A Warrants.

“Tranche B Warrants” means, collectively, the common stock purchase warrants identified as “Tranche B” on the Warrants.

“Tranche B Warrant Shares” means the shares of Common Stock issuable upon exercise of the Tranche B Warrants.

“Transaction Documents” means this Agreement, with respect to each Purchaser, such Purchaser’s Warrants, the Registration Rights Agreement and the Escrow Agreement.

“Transfer Agent” means Action Stock Transfer, the current transfer agent of the Company, with a mailing address of 2469 E. Fort Union Blvd, Suite 214, Salt Lake City, UT 84121 and a facsimile number of 801.274.1099, and any successor transfer agent of the Company.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b)  if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported in the “Pink Sheets” published by OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“Warrants” means, collectively, the Tranche A Warrants and the Tranche B Warrants, in the form of Exhibit B attached hereto and delivered to the Purchasers at Closing in accordance with Section 2.2(a) hereof.

“Warrant Shares” means, collectively, the Tranche A Warrant Shares and the Tranche B Warrant Shares.

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ARTICLE II.
PURCHASE AND SALE

2.1           Closing.  On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and the Purchasers, severally and not jointly, collectively agree to purchase Warrants to purchase 4,599,604 shares of Common Stock. In consideration for the Purchase Price, each Purchaser will receive a Warrant to purchase the amount of shares of Common Stock equal to the sum of the number of Tranche A Warrant Shares and Tranche B Warrant Shares set forth across from such Purchaser’s name on Schedule 1 attached hereto. At the Closing (i) each Purchaser shall deliver to the Escrow Agent such Purchaser’s (A) Purchase Price and (B) Tranche A Exercise Amount, each as set forth across from such Purchaser’s name on Schedule 1 attached hereto, (ii) the Company shall deliver to each Purchaser its respective Warrants as set forth on Schedule 1 attached hereto and (iii) the Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing.  Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of Sheppard Mullin or such other location as the parties shall mutually agree and the Placement Agent shall deliver to the Escrow Agent the Form of Escrow Release Notice (as defined in the Escrow Agreement), duly executed.

2.2	Deliveries.

(a)           On or prior to the Closing Date (unless otherwise indicated below), the Company shall deliver or cause to be delivered to each Purchaser and the Placement Agent the following:

(i)	at Closing, this Agreement duly executed by the Company;

(ii)          at Closing, a legal opinion of Company Counsel, substantially in the form of Exhibit C attached hereto;

(iii)         at Closing, a legal opinion of Company Israeli Counsel, substantially in the form of Exhibit D attached hereto;

(iv)         at Closing, a legal opinion of Company IP Counsel, substantially in the form of Exhibit E attached hereto.

(v)          at Closing, a Warrant registered in the name of such Purchaser to purchase the number of (1) Tranche A Warrant Shares and (2) Tranche B Warrant Shares, each as set forth across from such Purchaser’s name on Schedule 1 attached hereto, and each with an exercise price equal to $4.25 per share, subject to adjustment therein; and

(vi)         at Closing, the Registration Rights Agreement duly executed by the Company.

(b)           On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company or the Escrow Agent, as applicable, the following:

(i)	to the Company, this Agreement duly executed by such Purchaser;

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(ii)          to the Escrow Agent, via wire transfer of immediately available funds to the account specified in the Escrow Agreement and set forth on Exhibit F hereto, such Purchaser’s (1) Purchase Price and (2) Tranche A Exercise Amount, each as set forth across from such Purchaser’s name on Schedule 1 attached hereto;

(iii)         to the Company, a duly executed Notice of Exercise with respect to the total amount of such Purchaser’s Tranche A Warrant Shares; and

(iv)         to the Company, the Registration Rights Agreement duly executed by such Purchaser.

2.3	Closing Conditions.

(a)           The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i)           the accuracy in all material respects (or, to the extent representations or warranties are already qualified by materiality or Material Adverse Effect, in all respects) on the Closing Date of the representations and warranties of the Purchasers contained herein (unless as of a specific date therein in which case they shall be accurate in all material respects as of such date);

(ii)          all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the applicable Closing Date shall have been performed; and

(iii)         the delivery by each Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(b)           The respective obligations of the Purchasers hereunder in connection with each Closing are subject to the following conditions being met:

(i)           the accuracy in all material respects (or, to the extent representations or warranties are already qualified by materiality or Material Adverse Effect, in all respects) when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein);

(ii)          all obligations, covenants and agreements of the Company required to be performed pursuant to the Transaction Documents at or prior to the Closing Date shall have been performed;

(iii)         the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(iv)         there shall have been no Material Adverse Effect with respect to the Company since the date hereof;

(v)          from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Company’s principal Trading Market and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of such Purchaser, makes it impracticable or inadvisable to purchase the Securities at the Closing.

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ARTICLE III.
REPRESENTATIONS AND WARRANTIES

3.1           Representations and Warranties of the Company.  Except as set forth in the SEC Reports filed prior to the date hereof or the Disclosure Schedules to these representations and warranties delivered by the Company to the Purchasers (the “Disclosure Schedules”), which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, the Company hereby makes the following representations and warranties to each Purchaser:

(a)           Subsidiaries.  All of the direct and indirect Subsidiaries of the Company are set forth on Schedule 3.1(a).  The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b)           Organization and Qualification.  The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.  Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, or financial condition of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”; provided, however, that changes in the trading price of the Common Stock shall not, in and of itself, constitute a Material Adverse Effect) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification. No Subsidiary has been designated as a “breaching company” (within the meaning of the Israeli Companies Law) by the Registrar of Companies of the State of Israel.

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(c)           Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals.  This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d)           No Conflicts.  The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to receipt of the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority, domestic or foreign (each, a “Governmental Entity”), to which the Company or a Subsidiary is subject or by which any property or asset of the Company or a Subsidiary is bound or affected; (including federal and state securities laws and regulations), including any instrument of approval granted to it by the Office of the Chief Scientist of the Israeli Ministry of Economy (the “Chief Scientist”) or any instrument of approval granted to the Company or any Subsidiary by the Investment Center of the Israeli Ministry of Economy; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

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(e)           Filings, Consents and Approvals.  The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to Section 4.5 of this Agreement, (ii) the filing with the Commission pursuant to the Registration Rights Agreement, (iii) any notice and/or application(s) to each applicable Trading Market for the issuance and sale of the Securities and the listing of the Warrant Shares for trading thereon in the time and manner required thereby, (iv) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws and (v) the approvals set forth on Schedule 3.1(e) (collectively, the “Required Approvals”).

(f)           Issuance of the Securities.  The Warrants are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, free and clear of all Liens other than restrictions on transfer provided for in the Transaction Documents.  The Warrant Shares, when issued in accordance with the terms of the Warrants, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents.  The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Warrant Shares at least equal to the Required Minimum on the date hereof.

(g)           Capitalization.  The capitalization of the Company is as set forth on Schedule 3.1(g).  Other than as set forth on Schedule 3.1(g), the Company has not issued any capital stock since the date of its most recently filed Quarterly Report on Form 10-Q, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act.  No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.  Except (i) for options to purchase Common Stock or other equity awards (including restricted stock units) issued to employees and members of the Company’s Board of Directors pursuant to the equity compensation plans or arrangements disclosed in the SEC Reports and (ii) for securities exercisable for, or convertible into or exchangeable for any shares of capital stock of the Company disclosed in the SEC Reports, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock or the capital stock of any Subsidiary, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents or capital stock of any Subsidiary.  Except as set forth on Schedule 3.1(g), the issuance and sale of the Securities will not obligate the Company or any Subsidiary to issue shares of Common Stock or other securities to any Person and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. There are no outstanding securities or instruments of the Company or any Subsidiary that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to redeem a security of the Company or such Subsidiary. The Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.  No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities.  There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

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(h)           SEC Reports; Financial Statements.  The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the 12 calendar months preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein and any prospectus, prospectus supplement, amendment or supplement filed in relation thereto,  being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i)            Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as disclosed in a subsequent SEC Report filed prior to the date hereof: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (including those that are contingent) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting (other than in accordance with pronouncements under GAAP), (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans.  The Company does not have pending before the Commission any request for confidential treatment of information.

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(j)            Litigation.  There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect.  Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.  There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company.  The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k)           Labor Relations.  No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company or any Subsidiary, which could reasonably be expected to result in a Material Adverse Effect.  None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good.  To the knowledge of the Company, no executive officer of the Company or any Subsidiary, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.  The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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(l)            Compliance.  Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any of its Subsidiaries have received any notice denying, revoking or modifying any “benefited enterprise” status with respect to any of the Company or any of the Subsidiary’s facilities or operations or with respect to any grants or benefits from the Chief Scientist or the Israeli Tax Authority (including, in all such cases, notice of proceedings or investigations related thereto). All information supplied by the Company and its Subsidiaries with respect to the applications or notifications relating to such “benefited enterprise” status and to grants and benefits from the Chief Scientist and/or the Israeli Tax Authority was true, correct and complete in all material respects when supplied to the appropriate authorities.

(m)          Environmental Laws.  The Company and its Subsidiaries (i) are in compliance with all federal, state, local and foreign laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands, or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations, issued, entered, promulgated or approved thereunder (“Environmental Laws”); (ii) have received all permits licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) are in compliance with all terms and conditions of any such permit, license or approval where in each clause (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

(n)           Regulatory Permits.  The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

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(o)           Title to Assets.  The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties.  Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance in all material respects.

(p)           Intellectual Property.  The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as described in the SEC Reports as necessary or required for use in connection with their respective businesses and which the failure to so have could have reasonably expected to have a Material Adverse Effect (collectively, the “Intellectual Property Rights”).  The Company and its Subsidiaries have taken reasonable measures to maintain the Intellectual Property Rights as necessary or required for use in connection with their respective businesses except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect..  Neither the Company nor any Subsidiary has received, since the date of the latest audited financial statements included within the SEC Reports, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as could not reasonably be expected to have a Material Adverse Effect.  To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.  The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(q)           Insurance.  The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage amounts consistent with industry norms.  Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

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(r)            Transactions With Affiliates and Employees.  None of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for: (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

(s)           Sarbanes-Oxley; Internal Accounting Controls.  The Company and the Subsidiaries are in compliance in all material respects with any and all applicable requirements to the Company of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the Closing Date.  The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and the Subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and the Subsidiaries and designed such disclosure controls and procedures to provide reasonable assurance that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms.  The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”).  The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date.  Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of the Company and its Subsidiaries that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company and its Subsidiaries.

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(t)            Certain Fees.  Other than the compensation payable to each entity set forth on Schedule 3.1(t) hereto (including the compensation payable to the Placement Agent), in each case, in the amounts set forth on Schedule 3.1(t) hereto, no brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents.  To the knowledge of the Company, the Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section (other than such fees or commissions owed by a Purchaser pursuant to agreements entered into by such Purchaser, which fees or commission shall be the sole responsibility of such Purchaser) that may be due in connection with the transactions contemplated by the Transaction Documents.

(u)           Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Securities pursuant to the terms hereunder does not contravene any applicable rules and regulations of the Trading Market.

(v)           Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.  The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(w)          Registration Rights.  Other than each of the Purchasers, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company or any Subsidiary.

(x)           Listing and Maintenance Requirements.  The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration.  The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not, upon issuance of the Securities, be in compliance with all such listing and maintenance requirements. The Common Stock is currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

(y)           Application of Takeover Protections.  The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti‑takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

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(z)           Disclosure.  Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information.  The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company.  The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

(aa)         No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(bb)        Tax Status.  Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed, or secured the extension for the filing of, all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply.  There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

(cc)         No General Solicitation.  Neither the Company nor to the Company’s knowledge any Person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising.  Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, The Company has offered the Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

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(dd)         Foreign Corrupt Practices.  Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is  in violation of law or (iv) violated in any material respect any provision of FCPA. The foregoing representations and warranties shall also be deemed given regarding laws of non-U.S. jurisdictions similar to the FCPA, including, without limitation, Sections 291 and 291A of the Israel Penal Law, 5737-1977 and the rules and regulations thereunder.

(ee)         Accountants.  The Company’s accounting firm is set forth in the SEC Reports.  To the knowledge and belief of the Company, such accounting firm: (i) is a registered public accounting firm as required by the Exchange Act and (ii) shall express its opinion with respect to the financial statements to be included in the Company’s Annual Report for the fiscal year ending December 31, 2016.

(ff)          Acknowledgment Regarding Purchasers’ Purchase of Securities.  The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby.  The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities.  The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(gg)         Acknowledgment Regarding Purchaser’s Trading Activity.  Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Sections 3.2(f) and 4.14 hereof), it is understood and acknowledged by the Company that: (i) none of the Purchasers has been asked by the Company to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term, (ii) past or future open market or other transactions by any Purchaser, specifically including, without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities, (iii) any Purchaser, and counter-parties in “derivative” transactions to which any such Purchaser is a party, directly or indirectly, may presently have a “short” position in the Common Stock and (iv) each Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction.  The Company further understands and acknowledges that (y) one or more Purchasers may engage in hedging activities at various times during the period that the Securities are outstanding, and (z) such hedging activities (if any) could reduce the value of the existing stockholders’ equity interests in the Company at and after the time that the hedging activities are being conducted.  The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

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(hh)         Regulation M Compliance.  The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Company’s placement agent in connection with the placement of the Securities.

(ii)           FDA.  As to each product subject to the jurisdiction of the U.S. Food and Drug Administration (“FDA”) under the Federal Food, Drug and Cosmetic Act, as amended, and the regulations thereunder (“FDCA”) that is manufactured, packaged, labeled, tested, distributed, sold, and/or marketed by the Company or any of its Subsidiaries (each such product, a “Pharmaceutical Product”), such Pharmaceutical Product is being manufactured, packaged, labeled, tested, distributed, sold and/or marketed by the Company in compliance with all applicable requirements under FDCA and similar laws, rules and regulations relating to registration, investigational use, premarket clearance, licensure, or application approval, good manufacturing practices, good laboratory practices, good clinical practices, product listing, quotas, labeling, advertising, record keeping and filing of reports, except where the failure to be in compliance would not have a Material Adverse Effect.  There is no pending, completed or, to the Company's knowledge, threatened, action (including any lawsuit, arbitration, or legal or administrative or regulatory proceeding, charge, complaint, or investigation) against the Company or any of its Subsidiaries, and none of the Company or any of its Subsidiaries has received any notice, warning letter or other communication from the FDA or any other Governmental Entity, which (i) contests the premarket clearance, licensure, registration, or approval of, the uses of, the distribution of, the manufacturing or packaging of, the testing of, the sale of, or the labeling and promotion of any Pharmaceutical Product, (ii) withdraws its approval of, requests the recall, suspension, or seizure of, or withdraws or orders the withdrawal of advertising or sales promotional materials relating to, any Pharmaceutical Product, (iii) imposes a clinical hold on any clinical investigation by the Company or any of its Subsidiaries, (iv) enjoins production at any facility of the Company or any of its Subsidiaries, (v) enters or proposes to enter into a consent decree of permanent injunction with the Company or any of its Subsidiaries, or (vi) otherwise alleges any violation of any laws, rules or regulations by the Company or any of its Subsidiaries, and which, either individually or in the aggregate, would have a Material Adverse Effect.  The properties, business and operations of the Company have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of the FDA.  The Company has not been informed by the FDA that the FDA will prohibit the marketing, sale, license or use in the United States of any product, produced or marketed by the Company nor has the FDA expressed any concern as to approving or clearing for marketing any product being developed  by the Company.

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(jj)           Stock Option Plans. Each stock option granted by the Company under the Company’s stock option plan was granted (i) in accordance with the terms of the Company’s stock option plan and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. No stock option granted under the Company’s stock option plan has been backdated.  The Company has not knowingly granted, and there is no and has been no Company policy or practice to knowingly grant, stock options prior to, or knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

(kk)         Office of Foreign Assets Control.  Neither the Company nor any Subsidiary nor, to the Company's knowledge, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

(ll)           U.S. Real Property Holding Corporation.  The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon Purchaser’s request.

(mm)       Bank Holding Company Act.  Neither the Company nor any of its Subsidiaries or Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”).  Neither the Company nor any of its Subsidiaries or Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.  Neither the Company nor any of its Subsidiaries or Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(nn)         Money Laundering.  The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), the Currency and Foreign Transactions Reporting Act of 1970, as amended, the Israel Prohibition on Money Laundering Law, 5760-2000 and Prohibition on Money Laundering Order, 5761-2001, the Israel Prohibition on Funding of Terrorism Law, 5765-2005 and the regulations and decrees promulgated thereunder, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity  (collectively, the “Money Laundering Laws”), and no Action or Proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company and any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company and any Subsidiary, threatened.

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(oo)         No Disqualification Events.  With respect to the Securities to be offered and sold hereunder in reliance on Rule 506 under the Securities Act, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an "Issuer Covered Person" and, together, "Issuer Covered Persons") is subject to any of the "Bad Actor" disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a "Disqualification Event"), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Purchasers a copy of any disclosures provided thereunder

(pp)         Other Covered Persons. Other than the entities listed on Schedule 3.1(t) (including the Placement Agent),  the Company is not aware of any person (other than any Issuer Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Regulation D Securities.

(qq)         Notice of Disqualification Events. The Company will notify the Purchasers and the Placement Agent in writing, prior to the Closing Date of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person.

3.2           Representations and Warranties of the Purchasers.  Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein):

(a)           Organization; Authority.  Such Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser.  Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

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(b)           Own Account.  Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to the Registration Statement or in compliance with applicable federal and state securities laws).  Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

 (c)          Purchaser Status.  At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercises any Warrants, it will be either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act, and has truthfully and accurately completed the Investor Questionnaire in the form of Exhibit G attached hereto and will submit to the Company such further assurances of such status as may be reasonably requested by the Company.

(d)           Experience of Such Purchaser.  Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.  Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e)           General Solicitation.  Such Purchaser is not, to such Purchaser’s knowledge, purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(f)           Access to Information. Such Purchaser acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the SEC Reports and, subject to the Company’s compliance with Regulation FD, has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.  Such Purchaser acknowledges and agrees that neither the Placement Agent nor any Affiliate of the Placement Agent has provided such Purchaser with any information or advice with respect to the Securities nor is such information or advice necessary or desired.  Neither the Placement Agent nor any Affiliate has made or makes any representation as to the Company or the quality of the Securities and the Placement Agent and any Affiliate may have acquired non-public information with respect to the Company which such Purchaser agrees need not be provided to it.  In connection with the issuance of the Securities to such Purchaser, neither the Placement Agent nor any of its Affiliates has acted as a financial advisor or fiduciary to such Purchaser.

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(g)           Certain Transactions and Confidentiality.  Other than consummating the transactions contemplated hereunder, such Purchaser has not directly or indirectly, nor has any Affiliate of the Purchaser or Person acting on behalf of or pursuant to any understanding with, or as a result of information received from, such Purchaser, executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Purchaser first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately upon the public announcement of the transactions contemplated hereby.  Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.  Other than to other Persons party to this Agreement or to such Purchaser’s representatives, including, without limitation, its officers, directors, partners, legal and other advisors, agents and Affiliates, such Purchaser and its before-mentioned representatives have maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future.

(h)           No Rule 506(d) “Covered Persons”.  The Purchaser is not now, and as a result of the purchase of the Securities pursuant to this Agreement, or, as applicable, the subsequent exercise thereof, will not be deemed to be, a “covered person” under Rule 506(d) of Regulation D.

The Company acknowledges and agrees that the representations contained in this Section 3.2 shall not modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transactions contemplated hereby.

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ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

4.1           Transfer Restrictions.

(a)           The Securities may only be disposed of in compliance with state and federal securities laws.  In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge to an accredited investor as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.  As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and the Registration Rights Agreement and shall have the rights and obligations of a Purchaser under this Agreement and the Registration Rights Agreement.

(b)           The Purchasers agree to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Securities in the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS.

The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and the Registration Rights Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties.  Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith.  Further, except as is required by the next sentence, no notice shall be required of such pledge.  At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration pursuant to the Registration Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders (as defined in the Registration Rights Agreement) thereunder.

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(c)           Certificates evidencing the Warrant Shares shall not contain any legend (including the legend set forth in Section 4.1(b) hereof) following any resale of such Warrant Shares pursuant to (i) a then effective registration statement (including the Registration Statement) or (ii) an exemption from the registration requirements of the Securities Act under Rule 144 (each a “Legend Removal Event”). Upon a Legend Removal Event, the Company shall cause the Transfer Agent to effect the removal of the legend hereunder with respect to the Warrant Shares, as applicable.  The Company agrees that following a Legend Removal Event, it will, no later than three Trading Days following the delivery by a Purchaser to the Company or the Transfer Agent of a certificate representing applicable Warrant Shares, as applicable, issued with a restrictive legend (such third Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to such Purchaser a certificate representing such Warrant Shares that is free from all restrictive and other legends.  Certificates for Warrant Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Purchaser by crediting the account of the Purchaser’s prime broker with the Depository Trust Company System as directed by such Purchaser.

(d)           In addition to such Purchaser’s other available remedies, the Company shall pay to a Purchaser, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares (based on the VWAP of the Common Stock on the date such Securities are submitted to the Transfer Agent) delivered for removal of the restrictive legend and subject to Section 4.1(c), $10 per Trading Day (increasing to $20 per Trading Day five (5) Trading Days after such damages have begun to accrue) for each Trading Day commencing on the third Trading Day after the Legend Removal Date until such certificate is delivered without a legend. Such payments shall constitute a Purchasers’ exclusive monetary remedy for such events, but shall not affect the right of the Purchaser to seek injunctive relief.  Notwithstanding any other provision herein, the Company shall not be required to pay liquidated damages pursuant to this Section 4.1(d) to a Purchaser if the failure to remove the applicable legends results from the failure of such Purchaser to timely provide the Company with information requested by the Company to complete the legend removal (in which case any such legend removal deadline would be extended until such time as the Purchaser provides such requested information.

(e)           Each Purchaser, severally and not jointly with the other Purchasers, agrees with the Company that such Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company’s reliance upon this understanding.

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4.2           Furnishing of Information; Public Information.

(a)           So long as there are Registrable Securities outstanding, the Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.

(b)           So long as there are Registrable Securities outstanding, if the Company shall fail for any reason to satisfy the current public information requirement under Rule 144(c) (a “Public Information Failure”) then, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, by reason of any such delay in or reduction of its ability to sell the Securities, an amount in cash equal to one percent (1.0%) of the aggregate Tranche A Exercise Amount of such Purchaser’s Securities on the day of a Public Information Failure and on every thirtieth (30th) day (pro rated for periods totaling less than thirty days) thereafter until the earlier of (a) the date such Public Information Failure is cured by way of the delinquent report under the Exchange Act or otherwise and (b) such time that such public information is no longer required  for the Purchasers to transfer the Securities pursuant to Rule 144.  Such payments shall constitute a Purchaser’s exclusive monetary remedy for such events, but shall not affect the right of the Purchaser to seek injunctive relief.  The payments to which a Purchaser shall be entitled pursuant to this Section 4.2(b) are referred to herein as “Public Information Failure Payments.”  Public Information Failure Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Public Information Failure Payments are incurred and (ii) the third (3rd) Business Day after the event or failure giving rise to the Public Information Failure Payments is cured.  In the event the Company fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of one percent (1.0%) per month (prorated for partial months) until paid in full.

4.3           Integration.  The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

4.4           Exercise Procedures.  The form of Notice of Exercise included in the Warrants sets forth the totality of the procedures required of the Purchasers in order to exercise the Warrants.  Without limiting the preceding sentences, no ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required in order to exercise the Warrants.  No additional legal opinion, other information or instructions shall be required of the Purchasers to exercise their Warrants.  The Company shall honor exercise of the Warrants and shall deliver Warrant Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

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4.5           Securities Laws Disclosure; Publicity.  The Company shall (a) by 9:30 a.m. (New York City time) on February 19, 2018, issue a press release disclosing the material terms of the transactions contemplated hereby, and (b) file a Current Report on Form 8-K, including the Transaction Documents as exhibits thereto, with the Commission within the time required by the Exchange Act.  From and after the issuance of such press release, the Company represents to the Purchasers that it shall have publicly disclosed all material, non-public information delivered to any of the Purchasers by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the issuance of such press release, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates on the one hand, and any of the Purchasers or any of their Affiliates on the other hand, shall terminate. The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication.  Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except: (a) as required by federal securities law in connection with (i) any registration statement contemplated by the Registration Rights Agreement and (ii) the filing of final Transaction Documents with the Commission, (b) pursuant to a judicial order or governmental authority directive of (c) to the extent such disclosure is required by Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause (c).

4.6           Shareholder Rights Plan.  No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers.

4.7           Non-Public Information.  Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, which shall be disclosed pursuant to Section 4.5, the Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material non-public information, unless prior thereto such Purchaser shall have consented to the receipt of such information and agreed with the Company to keep such information confidential.  The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.  To the extent that the Company delivers any material, non-public information to a Purchaser without such Purchaser’s consent, the Company hereby covenants and agrees that such purchaser shall not have any duty of confidentiality to Company, any of its Subsidiaries, or any of their respective officers, directors, agents, employees or Affiliates, or a duty to the Company, and of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates not to trade on the basis of, such material, non-public information, provided that the Purchaser shall remain subject to applicable law. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K.  The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

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4.8           Use of Proceeds.  The Company shall not use the net proceeds from the sale of the Securities hereunder in violation of FCPA or OFAC regulations.

4.9           Reservation and Listing of Securities.

(a)           The Company shall maintain a reserve of the Required Minimum from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may then be required to fulfill its obligations in full under the Transaction Documents.

(b)           The Company shall: (i) in the time and manner required by its current and any future principal Trading Market, prepare and file with such Trading Market an additional shares listing application covering a number of shares of Common Stock at least equal to the Required Minimum on the date of such application, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing or quotation on such Trading Market as soon as possible thereafter, (iii) provide to the Purchasers evidence of such listing or quotation and (iv) use commercially reasonable efforts to maintain the listing or quotation of such Common Stock on any date at least equal to the Required Minimum on such date on such Trading Market or another Trading Market. The Company agrees to maintain the eligibility of the Common Stock for electronic transfer through the Depository Trust Company or another established clearing corporation, including, without limitation, by timely payment of fees to the Depository Trust Company or such other established clearing corporation in connection with such electronic transfer.

4.10       Equal Treatment of Purchasers.  No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of the Transaction Documents unless the same consideration is also offered to all of the parties to such Transaction Documents.  For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

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4.11         Certain Transactions and Confidentiality. Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it, nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales, of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.5.  Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the initial press release as described in Section 4.5, such Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in the Transaction Documents and the Disclosure Schedules.

4.12         Existing Warrants.  By signing this Agreement, each of the Investors acknowledges that it has reviewed the Company’s Warrants to Purchase Common Stock, dated January 13, 2017 (the “January 2017 Warrants”) and Warrants to Purchase shares, dated March 31, 2017 (the “March 2017 Warrants” and, together with the January 2017 Warrants, the “Existing Warrants”), and further agrees that, with respect to any Existing Warrants held by such Investor, an exercise price adjustment with respect to such Existing Warrants pursuant to the terms thereof shall be the sole adjustment required thereunder as a result of the transactions contemplated by the Transaction Documents.

4.13         Form D; Blue Sky Filings.  The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

ARTICLE V.
MISCELLANEOUS

5.1           Termination.  This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before February 16, 2018, which period may be extended at the mutual discretion of the Company and Placement Agent without notice to of or vote by prospective Purchasers, to a date no later than February 23, 2018; provided, however, that such termination will not affect the right of any party to sue for any breach by any other party (or parties).

5.2           Fees and Expenses.  Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.  The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any exercise notice delivered by a Purchaser), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers.

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5.3           Entire Agreement.  The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4           Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile or email address  at the facsimile number or e-mail address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or email attachment at the facsimile number or e-mail address as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd)  Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as set forth on the signature pages attached hereto. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K.

5.5           Amendments; Waivers.  No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers holding at least 67% in interest of the Securities then outstanding or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought; provided, that if any amendment, modification or waiver disproportionately and adversely impacts a Purchaser (or group of Purchasers), the consent of such disproportionately impacted Purchaser (or group of Purchasers) shall also be required.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.  Any proposed amendment or waiver that disproportionately, materially and adversely affects the rights and obligations of any Purchaser relative to the comparable rights and obligations of the other Purchasers shall require the prior written consent of such adversely affected Purchaser. Any amendment effected in accordance with accordance with this Section 5.7 shall be binding upon each Purchaser and holder of Securities and the Company.

5.6           Headings.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7           Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger).  Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchasers.”

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5.8           Third-Party Beneficiaries.  The Placement Agent shall be a third party beneficiary with respect to the representations and warranties of the Company in Section 3.1 hereof, with respect to the representations and warranties of the Purchasers in Section 3.2 hereof and with respect to the representations and agreements set forth in Section 5.2 hereof.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in this Section 5.8.

5.9           Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Action or Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Action or Proceeding is improper or is an  inconvenient venue for such Proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such Action or Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.   If any party hereto shall commence an Action or Proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such Action or Proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Action or Proceeding.

5.10         Survival.  The representations and warranties contained herein shall, for 12 months, survive the Closing and the delivery of the Securities.

5.11         Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

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5.12         Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.13         Rescission and Withdrawal Right.  Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, that in the case of a rescission of an exercise of a Warrant, the applicable Purchaser shall be required to return any shares of Common Stock subject to any such rescinded exercise notice concurrently with the return to such Purchaser of the aggregate exercise price paid to the Company for such shares and the restoration of such Purchaser’s right to acquire such shares pursuant to such Purchaser’s Warrant (including, issuance of a replacement warrant certificate evidencing such restored right).

5.14         Replacement of Securities.  If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction.  The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

5.15         Remedies; Acknowledgement.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any Action for specific performance of any such obligation the defense that a remedy at law would be adequate. The Company acknowledges that its obligations under the Transaction Documents are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

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5.16         Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.17         Independent Nature of Purchasers’ Obligations and Rights.  The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document.  Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose.  Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents.  The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers.

5.18         Liquidated Damages.  The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled, provided that in no event shall the aggregate amount of liquidated damages (or interest thereon) paid pursuant to the Transaction Agreements exceed, in the aggregate, eight percent (8%) of the aggregate Tranche A Exercise Amount paid by the Purchasers hereunder.

5.19         Saturdays, Sundays, Holidays, etc.If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.20         Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

5.21         WAIVER OF JURY TRIAL.  IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

AIT THERAPEUTICS, INC.	Address for Notice: AIT Therapeutics, Inc. 500 Mamaroneck Ave., Suite 320 Harrison, NY 10528
By: /s/ Steven Lisi Name: Steven Lisi Title: Chief Executive Officer With a copy to (which shall not constitute notice):	Fax: Email:
Latham & Watkins LLP 200 Clarendon Street Boston, MA 02116 Attn: Peter Handrinos, Wes Holmes and Brandon Bortner

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR PURCHASER FOLLOWS]

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IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: A.B.M. IDO Holdings

Signature of Authorized Signatory of Purchaser: /s/ Ori Ben Moshe

Name of Authorized Signatory: Ori Ben Moshe

Title of Authorized Signatory: Owner

Email Address of Authorized Signatory: ___[***]______________________________________

Facsimile Number of Authorized Signatory: ___[***]_____________________________________

Tranche A Exercise Amount(1): $124,414.50

Purchase Price(2): $585.48

(1)          Equal to $4.25 times number of Tranche A Warrants
(2)          Equal to $0.01 times number of Tranche A Warrants plus Tranche B Warrants

Address for Notice to Purchaser:

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[***]

EIN Number: ___[***]____________________

[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Adam Newman

Signature of Authorized Signatory of Purchaser: /s/ Adam Newman

Name of Authorized Signatory: ____________________________________________

Title of Authorized Signatory: _____________________________________________

Email Address of Authorized Signatory: ___[***]_______________________________________

Facsimile Number of Authorized Signatory: ___[***]_____________________________________

Tranche A Exercise Amount(1): $99,535

Purchase Price(2): $468.40

(1)          Equal to $4.25 times number of Tranche A Warrants
(2)          Equal to $0.01 times number of Tranche A Warrants plus Tranche B Warrants

Address for Notice to Purchaser:

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[***]

EIN Number: ___[***]____________________

[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Ali Ardakani

Signature of Authorized Signatory of Purchaser: /s/ Ali Ardakani

Name of Authorized Signatory: Ali Ardakani

Title of Authorized Signatory: Investor

Email Address of Authorized Signatory: ___[***]_______________________________________

Facsimile Number of Authorized Signatory: ___[***]_____________________________________

Tranche A Exercise Amount(1): $19,907

Purchase Price(2): $93.68

(1)          Equal to $4.25 times number of Tranche A Warrants
(2)          Equal to $0.01 times number of Tranche A Warrants plus Tranche B Warrants

Address for Notice to Purchaser:

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[***]

EIN Number: ___[***]____________________

[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Allianz Biotechnologie

Signature of Authorized Signatory of Purchaser: /s/ John Schroer

Name of Authorized Signatory: John Schroer

Title of Authorized Signatory: Director

Email Address of Authorized Signatory: ___[***]_______________________________________

Facsimile Number of Authorized Signatory: ___[***]_____________________________________

Tranche A Exercise Amount(1): $966,403.25

Purchase Price(2): $4,547.78

(1)          Equal to $4.25 times number of Tranche A Warrants
(2)          Equal to $0.01 times number of Tranche A Warrants plus Tranche B Warrants

Address for Notice to Purchaser:

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[***]

EIN Number: ___[***]____________________
[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Allianz Health Sciences Fund (Nominee Name: Shoalside & Co.)

Signature of Authorized Signatory of Purchaser: /s/ John Schroer

Name of Authorized Signatory: John Schroer

Title of Authorized Signatory: Director

Email Address of Authorized Signatory: ___[***]_______________________________________

Facsimile Number of Authorized Signatory: ___[***]_____________________________________

Tranche A Exercise Amount(1): $526,570.75

Purchase Price(2): $2,477.98

(1)          Equal to $4.25 times number of Tranche A Warrants
(2)          Equal to $0.01 times number of Tranche A Warrants plus Tranche B Warrants

Address for Notice to Purchaser:

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[***]

EIN Number: ___[***]____________________

[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Alois “Luis” Praxmarer & Sandra Praxmarer

Signature of Authorized Signatory of Purchaser: /s/ Alois Praxmarer  /s/ Sandra Praxmarer

Name of Authorized Signatory: Alois “Luis” Praxmarer & Sandra Praxmarer

Title of Authorized Signatory:

Email Address of Authorized Signatory: ___[***]_______________________________________

Facsimile Number of Authorized Signatory: ___[***]_____________________________________

Tranche A Exercise Amount(1): $14,926

Purchase Price(2): $70.24

(1)          Equal to $4.25 times number of Tranche A Warrants
(2)          Equal to $0.01 times number of Tranche A Warrants plus Tranche B Warrants

Address for Notice to Purchaser:

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[***]

EIN Number: ___[***]____________________
[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Amir Avniel

Signature of Authorized Signatory of Purchaser: /s/ Amir Avniel

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory: ___[***]_______________________________________

Facsimile Number of Authorized Signatory: ___[***]_____________________________________

Tranche A Exercise Amount(1): $9,953.50

Purchase Price(2): $46.84

(1)          Equal to $4.25 times number of Tranche A Warrants
(2)          Equal to $0.01 times number of Tranche A Warrants plus Tranche B Warrants

Address for Notice to Purchaser:

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[***]

EIN Number: ___[***]____________________
[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Ari and Rony Raved

Signature of Authorized Signatory of Purchaser: /s/ Ari Raved

Name of Authorized Signatory: Ari Raved

Title of Authorized Signatory: Director

Email Address of Authorized Signatory: ___[***]_______________________________________

Facsimile Number of Authorized Signatory: ___[***]_____________________________________

Tranche A Exercise Amount(1): $49,763.25

Purchase Price(2): $234.18

(1)          Equal to $4.25 times number of Tranche A Warrants
(2)          Equal to $0.01 times number of Tranche A Warrants plus Tranche B Warrants

Address for Notice to Purchaser:

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[***]

EIN Number: ___[***]____________________
[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Brio Capital Master Fund Ltd.

Signature of Authorized Signatory of Purchaser: /s/ Shaye Hirsch

Name of Authorized Signatory: Shaye Hirsch

Title of Authorized Signatory: Director

Email Address of Authorized Signatory: ___[***]_______________________________________

Facsimile Number of Authorized Signatory: ___[***]_____________________________________

Tranche A Exercise Amount(1): $248,829.00

Purchase Price(2): $1,170.96

(1)          Equal to $4.25 times number of Tranche A Warrants
(2)          Equal to $0.01 times number of Tranche A Warrants plus Tranche B Warrants

Address for Notice to Purchaser:

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[***]

EIN Number: ___[***]____________________
[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Christopher Morgan

Signature of Authorized Signatory of Purchaser: /s/ Christopher Morgan

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory: ___[***]_______________________________________

Facsimile Number of Authorized Signatory: ___[***]_____________________________________

Tranche A Exercise Amount(1): $99.998.25

Purchase Price(2): $470.58

(1)          Equal to $4.25 times number of Tranche A Warrants
(2)          Equal to $0.01 times number of Tranche A Warrants plus Tranche B Warrants

Address for Notice to Purchaser:

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[***]

EIN Number: ___[***]____________________
[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Cynergy Brookline Healthcare Fund LLC

Signature of Authorized Signatory of Purchaser: /s/ Richard Prati

Name of Authorized Signatory: Richard Prati

Title of Authorized Signatory: Managing Member

Email Address of Authorized Signatory: ___[***]_______________________________________

Facsimile Number of Authorized Signatory: ___[***]_____________________________________

Tranche A Exercise Amount(1): $124,414.50

Purchase Price(2): $585.48

(1)          Equal to $4.25 times number of Tranche A Warrants
(2)          Equal to $0.01 times number of Tranche A Warrants plus Tranche B Warrants

Address for Notice to Purchaser:

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[***]

EIN Number: ___[***]____________________
[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: David Bassa

Signature of Authorized Signatory of Purchaser: /s/ David Bassa

Name of Authorized Signatory: David Bassa

Title of Authorized Signatory: Individual

Email Address of Authorized Signatory: ___[***]_______________________________________

Facsimile Number of Authorized Signatory: ___[***]_____________________________________

Tranche A Exercise Amount(1): $186,600.50

Purchase Price(2): $878.12

(1)          Equal to $4.25 times number of Tranche A Warrants
(2)          Equal to $0.01 times number of Tranche A Warrants plus Tranche B Warrants

Address for Notice to Purchaser:

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[***]

EIN Number: ___[***]____________________
[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: David Greenberg

Signature of Authorized Signatory of Purchaser: /s/ David Greenberg

Name of Authorized Signatory: David Greenberg

Title of Authorized Signatory:

Email Address of Authorized Signatory: ___[***]_______________________________________

Facsimile Number of Authorized Signatory: ___[***]_____________________________________

Tranche A Exercise Amount(1): $9,949.25

Purchase Price(2): $46.82

(1)          Equal to $4.25 times number of Tranche A Warrants
(2)          Equal to $0.01 times number of Tranche A Warrants plus Tranche B Warrants

Address for Notice to Purchaser:

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[***]

EIN Number: ___[***]____________________
[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: David Grossman

Signature of Authorized Signatory of Purchaser: /s/ David Grossman

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory: ___[***]_______________________________________

Facsimile Number of Authorized Signatory: ___[***]_____________________________________

Tranche A Exercise Amount(1): $9,953.50

Purchase Price(2): $46.84

(1)          Equal to $4.25 times number of Tranche A Warrants
(2)          Equal to $0.01 times number of Tranche A Warrants plus Tranche B Warrants

Address for Notice to Purchaser:

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[***]

EIN Number: ___[***]____________________
[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Deerfield Special Situations Fund, L.P.

By: Deerfield Mgmt, L.P., General Partner

By: J.E. Flynn Capital, LLC, General Partner

Signature of Authorized Signatory of Purchaser: /s/ David J. Clark

Name of Authorized Signatory: David J. Clark

Title of Authorized Signatory: Authorized Signatory

Email Address of Authorized Signatory: ___[***]_______________________________________

Facsimile Number of Authorized Signatory: ___[***]_____________________________________

Tranche A Exercise Amount(1): $99,998.25

Purchase Price(2): $470.58

(1)          Equal to $4.25 times number of Tranche A Warrants
(2)          Equal to $0.01 times number of Tranche A Warrants plus Tranche B Warrants

Address for Notice to Purchaser:

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[***]

EIN Number: ___[***]____________________
[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Deutsch Family Investment Partnership

Signature of Authorized Signatory of Purchaser: /s/ Jay R. Deutsch

Name of Authorized Signatory: Jay R. Deutsch

Title of Authorized Signatory: Managing General Partner

Email Address of Authorized Signatory: ___[***]_______________________________________

Facsimile Number of Authorized Signatory: ___[***]_____________________________________

Tranche A Exercise Amount(1): $99,530.75

Purchase Price(2): $468.38

(1)          Equal to $4.25 times number of Tranche A Warrants
(2)          Equal to $0.01 times number of Tranche A Warrants plus Tranche B Warrants

Address for Notice to Purchaser:

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[***]

EIN Number: ___[***]____________________
[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Doron, Tikotzky, Kantor, Gutman Cederboum & Co.

Signature of Authorized Signatory of Purchaser: /s/ Ronen Kantor

Name of Authorized Signatory: Ronen Kantor

Title of Authorized Signatory: Managing Partner

Email Address of Authorized Signatory: ___[***]_______________________________________

Facsimile Number of Authorized Signatory: ___[***]_____________________________________

Tranche A Exercise Amount(1): $9,868.50

Purchase Price(2): $46.44

(1)          Equal to $4.25 times number of Tranche A Warrants
(2)          Equal to $0.01 times number of Tranche A Warrants plus Tranche B Warrants

Address for Notice to Purchaser:

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[***]

EIN Number: ___[***]____________________
[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Duncan Bathe

Signature of Authorized Signatory of Purchaser: /s/ Duncan Bathe

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory: ___[***]_______________________________________

Facsimile Number of Authorized Signatory: ___[***]_____________________________________

Tranche A Exercise Amount(1): $42,500

Purchase Price(2): $200

(1)          Equal to $4.25 times number of Tranche A Warrants
(2)          Equal to $0.01 times number of Tranche A Warrants plus Tranche B Warrants

Address for Notice to Purchaser:

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[***]

EIN Number: ___[***]____________________

[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Enrique Derzovich

Signature of Authorized Signatory of Purchaser: /s/ Enrique Derzovich

Name of Authorized Signatory: Enrique Derzovich

Title of Authorized Signatory:

Email Address of Authorized Signatory: ___[***]_______________________________________

Facsimile Number of Authorized Signatory: ___[***]_____________________________________

Tranche A Exercise Amount(1): $99,535.00

Purchase Price(2): $468.40

(1)          Equal to $4.25 times number of Tranche A Warrants
(2)          Equal to $0.01 times number of Tranche A Warrants plus Tranche B Warrants

Address for Notice to Purchaser:

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[***]

EIN Number: ___[***]____________________
[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Erick Lucera

Signature of Authorized Signatory of Purchaser: /s/ Erick Lucera

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory: ___[***]_______________________________________

Facsimile Number of Authorized Signatory: ___[***]_____________________________________

Tranche A Exercise Amount(1): $4,976.75

Purchase Price(2): $23.42

(1)          Equal to $4.25 times number of Tranche A Warrants
(2)          Equal to $0.01 times number of Tranche A Warrants plus Tranche B Warrants

Address for Notice to Purchaser:

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[***]

EIN Number: ___[***]____________________
[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Frederick Montgomery

Signature of Authorized Signatory of Purchaser: /s/ Frederick Montgomery

Name of Authorized Signatory: Frederick Montgomery

Title of Authorized Signatory: V.P. Medical Systems

Email Address of Authorized Signatory: ___[***]_______________________________________

Facsimile Number of Authorized Signatory: ___[***]_____________________________________

Tranche A Exercise Amount(1): $39,525.00

Purchase Price(2): $186.00

(1)          Equal to $4.25 times number of Tranche A Warrants
(2)          Equal to $0.01 times number of Tranche A Warrants plus Tranche B Warrants

Address for Notice to Purchaser:

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[***]

EIN Number: ___[***]____________________
[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: G.N.E. Biotechnologies LTD.

Signature of Authorized Signatory of Purchaser: /s/ Yossef Av-Gay

Name of Authorized Signatory: Yossef Av-Gay

Title of Authorized Signatory: Sole Owner

Email Address of Authorized Signatory: ___[***]_______________________________________

Facsimile Number of Authorized Signatory: ___[***]_____________________________________

Tranche A Exercise Amount(1): $24,879.50

Purchase Price(2): $117.08

(1)          Equal to $4.25 times number of Tranche A Warrants
(2)          Equal to $0.01 times number of Tranche A Warrants plus Tranche B Warrants

Address for Notice to Purchaser:

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[***]

EIN Number: ___[***]____________________
[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Giora Davidai

Signature of Authorized Signatory of Purchaser: /s/ Giora Davidai

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory: ___[***]_______________________________________

Facsimile Number of Authorized Signatory: ___[***]_____________________________________

Tranche A Exercise Amount(1): $9,953.50

Purchase Price(2): $46.84

(1)          Equal to $4.25 times number of Tranche A Warrants
(2)          Equal to $0.01 times number of Tranche A Warrants plus Tranche B Warrants

Address for Notice to Purchaser:

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[***]

EIN Number: ___[***]____________________
[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Gregory S. Lisi

Signature of Authorized Signatory of Purchaser: /s/ Gregory S. Lisi

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory: ___[***]_______________________________________

Facsimile Number of Authorized Signatory: ___[***]_____________________________________

Tranche A Exercise Amount(1): $99,530.75

Purchase Price(2): $468.38

(1)          Equal to $4.25 times number of Tranche A Warrants
(2)          Equal to $0.01 times number of Tranche A Warrants plus Tranche B Warrants

Address for Notice to Purchaser:

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[***]

EIN Number: ___[***]____________________
[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Healthcare Opportunities Master Fund, LP

Signature of Authorized Signatory of Purchaser: /s/ Justin Simon

Name of Authorized Signatory: Justin Simon

Title of Authorized Signatory: Managing Director

Email Address of Authorized Signatory: ___[***]_______________________________________

Facsimile Number of Authorized Signatory: ___[***]_____________________________________

Tranche A Exercise Amount(1): $497,658

Purchase Price(2): $2,341.92

(1)          Equal to $4.25 times number of Tranche A Warrants
(2)          Equal to $0.01 times number of Tranche A Warrants plus Tranche B Warrants

Address for Notice to Purchaser:

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[***]

EIN Number: ___[***]____________________
[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Iroquois Capital Investment Group LLC

Signature of Authorized Signatory of Purchaser: /s/ Richard Abbe

Name of Authorized Signatory: Richard Abbe

Title of Authorized Signatory: Managing Member

Email Address of Authorized Signatory: ___[***]_______________________________________

Facsimile Number of Authorized Signatory: ___[***]_____________________________________

Tranche A Exercise Amount(1): $248,820.50

Purchase Price(2): $1,170.92

(1)          Equal to $4.25 times number of Tranche A Warrants
(2)          Equal to $0.01 times number of Tranche A Warrants plus Tranche B Warrants

Address for Notice to Purchaser:

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[***]

EIN Number: ___[***]____________________
[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Iroquois Master Fund Ltd.

Signature of Authorized Signatory of Purchaser: /s/ Richard Abbe

Name of Authorized Signatory: Richard Abbe

Title of Authorized Signatory: Director

Email Address of Authorized Signatory: ___[***]_______________________________________

Facsimile Number of Authorized Signatory: ___[***]_____________________________________

Tranche A Exercise Amount(1): $99,535

Purchase Price(2): $468.40

(1)          Equal to $4.25 times number of Tranche A Warrants
(2)          Equal to $0.01 times number of Tranche A Warrants plus Tranche B Warrants

Address for Notice to Purchaser:

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[***]

EIN Number: ___[***]____________________
[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: J. Goldman Master Fund L.P.

Signature of Authorized Signatory of Purchaser: /s/ Adam J. Reback

Name of Authorized Signatory: Adam J. Reback

Title of Authorized Signatory: CCO - J. Goldman & Co. L.P. (Investment Manager to J. Goldman Master Fund L.P.

Email Address of Authorized Signatory: ___[***]_______________________________________

Facsimile Number of Authorized Signatory: ___[***]_____________________________________

Tranche A Exercise Amount(1): $995,316

Purchase Price(2): $4,683.84

(1)          Equal to $4.25 times number of Tranche A Warrants
(2)          Equal to $0.01 times number of Tranche A Warrants plus Tranche B Warrants

Address for Notice to Purchaser:

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[***]

EIN Number: ___[***]____________________
[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: James P. Agah

Signature of Authorized Signatory of Purchaser: /s/ James P. Agah

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory: ___[***]_______________________________________

Facsimile Number of Authorized Signatory: ___[***]_____________________________________

Tranche A Exercise Amount(1): $99,530.75

Purchase Price(2): $468.38

(1)          Equal to $4.25 times number of Tranche A Warrants
(2)          Equal to $0.01 times number of Tranche A Warrants plus Tranche B Warrants

Address for Notice to Purchaser:

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[***]

EIN Number: ___[***]____________________
[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Jan J. Laskowski & Sofia M. Laskowski JTWROS

Signature of Authorized Signatory of Purchaser: /s/ Jan J. Laskowski /s/ Sofia M. Laskowski

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory: ___[***]_______________________________________

Facsimile Number of Authorized Signatory: ___[***]_____________________________________

Tranche A Exercise Amount(1): $24,879.50

Purchase Price(2): $117.08

(1)          Equal to $4.25 times number of Tranche A Warrants
(2)          Equal to $0.01 times number of Tranche A Warrants plus Tranche B Warrants

Address for Notice to Purchaser:

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[***]

EIN Number: ___[***]____________________
[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Jarrod Newman

Signature of Authorized Signatory of Purchaser: /s/ Jarrod Newman

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory: ___[***]_______________________________________

Facsimile Number of Authorized Signatory: ___[***]_____________________________________

Tranche A Exercise Amount(1): $19,907

Purchase Price(2): $93.68

(1)          Equal to $4.25 times number of Tranche A Warrants
(2)          Equal to $0.01 times number of Tranche A Warrants plus Tranche B Warrants

Address for Notice to Purchaser:

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[***]

EIN Number: ___[***]____________________
[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: JBS Healthcare Ventures LLC

Signature of Authorized Signatory of Purchaser: /s/ Jonathan B. Siegel

Name of Authorized Signatory: Jonathan B. Siegel

Title of Authorized Signatory: CEO / Founder

Email Address of Authorized Signatory: ___[***]_______________________________________

Facsimile Number of Authorized Signatory: ___[***]_____________________________________

Tranche A Exercise Amount(1): $99,535.00

Purchase Price(2): $468.40

(1)          Equal to $4.25 times number of Tranche A Warrants
(2)          Equal to $0.01 times number of Tranche A Warrants plus Tranche B Warrants

Address for Notice to Purchaser:

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[***]

EIN Number: ___[***]____________________
[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Jeffrey Fox

Signature of Authorized Signatory of Purchaser: /s/ Jeffrey Fox

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory: ___[***]_______________________________________

Facsimile Number of Authorized Signatory: ___[***]_____________________________________

Tranche A Exercise Amount(1): $9,953.50

Purchase Price(2): $46.84

(1)          Equal to $4.25 times number of Tranche A Warrants
(2)          Equal to $0.01 times number of Tranche A Warrants plus Tranche B Warrants

Address for Notice to Purchaser:

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[***]

EIN Number: ___[***]____________________
[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: John J. Doolan

Signature of Authorized Signatory of Purchaser: /s/ John Doolan

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory: ___[***]_______________________________________

Facsimile Number of Authorized Signatory: ___[***]_____________________________________

Tranche A Exercise Amount(1): $49,767.50

Purchase Price(2): $234.20

(1)          Equal to $4.25 times number of Tranche A Warrants
(2)          Equal to $0.01 times number of Tranche A Warrants plus Tranche B Warrants

Address for Notice to Purchaser:

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[***]

EIN Number: ___[***]____________________
[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: John Molter

Signature of Authorized Signatory of Purchaser: /s/ John Molter

Name of Authorized Signatory: John Molter

Title of Authorized Signatory:

Email Address of Authorized Signatory: ___[***]_______________________________________

Facsimile Number of Authorized Signatory: ___[***]_____________________________________

Tranche A Exercise Amount(1): $34,833.00

Purchase Price(2): $163.92

(1)          Equal to $4.25 times number of Tranche A Warrants
(2)          Equal to $0.01 times number of Tranche A Warrants plus Tranche B Warrants

Address for Notice to Purchaser:

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[***]

EIN Number: ___[***]____________________
[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Jon E. Newman

Signature of Authorized Signatory of Purchaser: /s/ Jon E. Newman

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory: ___[***]_______________________________________

Facsimile Number of Authorized Signatory: ___[***]_____________________________________

Tranche A Exercise Amount(1): $74,647.00

Purchase Price(2): $351.28

(1)          Equal to $4.25 times number of Tranche A Warrants
(2)          Equal to $0.01 times number of Tranche A Warrants plus Tranche B Warrants

Address for Notice to Purchaser:

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[***]

EIN Number: ___[***]____________________
[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Klaus Kretschmer

Signature of Authorized Signatory of Purchaser: /s/ Klaus Kretschmer

Name of Authorized Signatory: Klaus Kretschmer

Title of Authorized Signatory: Self

Email Address of Authorized Signatory: ___[***]_______________________________________

Facsimile Number of Authorized Signatory: ___[***]_____________________________________

Tranche A Exercise Amount(1): $149,298.25

Purchase Price(2): $702.58

(1)          Equal to $4.25 times number of Tranche A Warrants
(2)          Equal to $0.01 times number of Tranche A Warrants plus Tranche B Warrants

Address for Notice to Purchaser:

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[***]

EIN Number: ___[***]____________________
[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Laurence Chang

Signature of Authorized Signatory of Purchaser: /s/ Laurence Chang

Name of Authorized Signatory: Laurence Chang

Title of Authorized Signatory:

Email Address of Authorized Signatory: ___[***]_______________________________________

Facsimile Number of Authorized Signatory: ___[***]_____________________________________

Tranche A Exercise Amount(1): $85,000.00

Purchase Price(2): $400.00

(1)          Equal to $4.25 times number of Tranche A Warrants
(2)          Equal to $0.01 times number of Tranche A Warrants plus Tranche B Warrants

Address for Notice to Purchaser:

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[***]

EIN Number: ___[***]____________________
[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: M. Kingdon Offshore Master Fund L.P.

By: Kingdon Capital Management, L.L.C., as agent and investment adviser

Signature of Authorized Signatory of Purchaser: /s/ William Walsh

Name of Authorized Signatory: William Walsh

Title of Authorized Signatory: Chief Financial Officer

Email Address of Authorized Signatory: ___[***]_______________________________________

Facsimile Number of Authorized Signatory: ___[***]_____________________________________

Tranche A Exercise Amount(1): $995,316

Purchase Price(2): $4,683.84

(1)          Equal to $4.25 times number of Tranche A Warrants
(2)          Equal to $0.01 times number of Tranche A Warrants plus Tranche B Warrants

Address for Notice to Purchaser:

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[***]

EIN Number: ___[***]____________________
[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Mark Mizrahi

Signature of Authorized Signatory of Purchaser: /s/ Mark Mizrahi

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory: ___[***]_______________________________________

Facsimile Number of Authorized Signatory: ___[***]_____________________________________

Tranche A Exercise Amount(1): $14,896.25

Purchase Price(2): $70.10

(1)          Equal to $4.25 times number of Tranche A Warrants
(2)          Equal to $0.01 times number of Tranche A Warrants plus Tranche B Warrants

Address for Notice to Purchaser:

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[***]

EIN Number: ___[***]____________________
[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Medlant Biotechs Ltd.

Signature of Authorized Signatory of Purchaser: /s/ David Bassa

Name of Authorized Signatory: David Bassa

Title of Authorized Signatory: Director

Email Address of Authorized Signatory: ___[***]_______________________________________

Facsimile Number of Authorized Signatory: ___[***]_____________________________________

Tranche A Exercise Amount(1): $186,600.50

Purchase Price(2): $878.12

(1)          Equal to $4.25 times number of Tranche A Warrants
(2)          Equal to $0.01 times number of Tranche A Warrants plus Tranche B Warrants

Address for Notice to Purchaser:

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[***]

EIN Number: ___[***]____________________
[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Michael Geschwer

Signature of Authorized Signatory of Purchaser: /s/ Michael Geschwer

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory: ___[***]_______________________________________

Facsimile Number of Authorized Signatory: ___[***]_____________________________________

Tranche A Exercise Amount(1): $99,530.75

Purchase Price(2): $468.38

(1)          Equal to $4.25 times number of Tranche A Warrants
(2)          Equal to $0.01 times number of Tranche A Warrants plus Tranche B Warrants

Address for Notice to Purchaser:

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[***]

EIN Number: ___[***]____________________
[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Mor Research Applications, Ltd.

Signature of Authorized Signatory of Purchaser: /s/ Pini Ben-Elazar

Name of Authorized Signatory: Pini Ben-Elazar

Title of Authorized Signatory: CEO

Email Address of Authorized Signatory: ___[***]_______________________________________

Facsimile Number of Authorized Signatory: ___[***]_____________________________________

Tranche A Exercise Amount(1): $99,501

Purchase Price(2): $468.24

(1)          Equal to $4.25 times number of Tranche A Warrants
(2)          Equal to $0.01 times number of Tranche A Warrants plus Tranche B Warrants

Address for Notice to Purchaser:

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[***]

EIN Number: ___[***]____________________
[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: NauVista Capital Master Fund LP

Signature of Authorized Signatory of Purchaser: /s/ Haibo Yu

Name of Authorized Signatory: Haibo Yu

Title of Authorized Signatory: Managing Member

Email Address of Authorized Signatory: ___[***]_______________________________________

Facsimile Number of Authorized Signatory: ___[***]_____________________________________

Tranche A Exercise Amount(1): $99,535

Purchase Price(2): $468.40

(1)          Equal to $4.25 times number of Tranche A Warrants
(2)          Equal to $0.01 times number of Tranche A Warrants plus Tranche B Warrants

Address for Notice to Purchaser:

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[***]

EIN Number: ___[***]____________________
[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Pulmonox Technologies Corporation

Signature of Authorized Signatory of Purchaser: /s/ Doug Hole

Name of Authorized Signatory: Doug Hole

Title of Authorized Signatory: Director

Email Address of Authorized Signatory: ___[***]_______________________________________

Facsimile Number of Authorized Signatory: ___[***]_____________________________________

Tranche A Exercise Amount(1): $497,590

Purchase Price(2): $2,341.60

(1)          Equal to $4.25 times number of Tranche A Warrants
(2)          Equal to $0.01 times number of Tranche A Warrants plus Tranche B Warrants

Address for Notice to Purchaser:

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[***]

EIN Number: ___[***]____________________
[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Rhona Beth Shanker

Signature of Authorized Signatory of Purchaser: /s/ Rhona Beth Shanker

Name of Authorized Signatory: Rhona Beth Shanker

Title of Authorized Signatory:

Email Address of Authorized Signatory: ___[***]_______________________________________

Facsimile Number of Authorized Signatory: ___[***]_____________________________________

Tranche A Exercise Amount(1): $8,500.00

Purchase Price(2): $40.00

(1)          Equal to $4.25 times number of Tranche A Warrants
(2)          Equal to $0.01 times number of Tranche A Warrants plus Tranche B Warrants

Address for Notice to Purchaser:

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[***]

EIN Number: ___[***]____________________
[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Robert Katz

Signature of Authorized Signatory of Purchaser: /s/ Robert Katz

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory: ___[***]_______________________________________

Facsimile Number of Authorized Signatory: ___[***]_____________________________________

Tranche A Exercise Amount(1): $29,860.50

Purchase Price(2): $140.52

(1)          Equal to $4.25 times number of Tranche A Warrants
(2)          Equal to $0.01 times number of Tranche A Warrants plus Tranche B Warrants

Address for Notice to Purchaser:

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[***]

EIN Number: ___[***]____________________
[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Ron Bentsur

Signature of Authorized Signatory of Purchaser: /s/ Ron Bentsur

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory: ___[***]_______________________________________

Facsimile Number of Authorized Signatory: ___[***]_____________________________________

Tranche A Exercise Amount(1): $99,530.75

Purchase Price(2): $468.38

(1)          Equal to $4.25 times number of Tranche A Warrants
(2)          Equal to $0.01 times number of Tranche A Warrants plus Tranche B Warrants

Address for Notice to Purchaser:

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[***]

EIN Number: ___[***]____________________
[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Ronald A. Soicher

Signature of Authorized Signatory of Purchaser: /s/ Ronald A. Soicher

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory: ___[***]_______________________________________

Facsimile Number of Authorized Signatory: ___[***]_____________________________________

Tranche A Exercise Amount(1): $10,625.00

Purchase Price(2): $50.00

(1)          Equal to $4.25 times number of Tranche A Warrants
(2)          Equal to $0.01 times number of Tranche A Warrants plus Tranche B Warrants

Address for Notice to Purchaser:

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[***]

EIN Number: ___[***]____________________
[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Rosalind Master Fund L.P. (RMF)**

Signature of Authorized Signatory of Purchaser: /s/ Steven Salamon

Name of Authorized Signatory: Steven Salamon

Title of Authorized Signatory: President, Rosalind Advisors, Inc. (adviser to RMF)

Email Address of Authorized Signatory: ___[***]_______________________________________

Facsimile Number of Authorized Signatory: ___[***]_____________________________________

Tranche A Exercise Amount(1): $510,000.00

Purchase Price(2): $2,400.00

(1)          Equal to $4.25 times number of Tranche A Warrants
(2)          Equal to $0.01 times number of Tranche A Warrants plus Tranche B Warrants

Address for Notice to Purchaser:

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[***]

EIN Number: ___[***]____________________
[SIGNATURE PAGES CONTINUE]

**Securities should bear the name of our custodial prime broker:

INVESTOR COMPANY FBO Rosalind Master Fund L.P.

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Satheesh Kumar & Anju Satheesh JTWROS

Signature of Authorized Signatory of Purchaser: /s/ Satheesh Kumar

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory: ___[***]_______________________________________

Facsimile Number of Authorized Signatory: ___[***]_____________________________________

Tranche A Exercise Amount(1): $24,883.75

Purchase Price(2): $117.10

(1)          Equal to $4.25 times number of Tranche A Warrants
(2)          Equal to $0.01 times number of Tranche A Warrants plus Tranche B Warrants

Address for Notice to Purchaser:

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[***]

EIN Number: ___[***]____________________
[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Schonfeld Fundamental Equity Fund LLC

Signature of Authorized Signatory of Purchaser: /s/ Alan Greenbaum

Name of Authorized Signatory: Alan Greenbaum

Title of Authorized Signatory: Chief Operating Officer

Email Address of Authorized Signatory: ___[***]_______________________________________

Facsimile Number of Authorized Signatory: ___[***]_____________________________________

Tranche A Exercise Amount(1): $298,596.50

Purchase Price(2): $1,405.16

(1)          Equal to $4.25 times number of Tranche A Warrants
(2)          Equal to $0.01 times number of Tranche A Warrants plus Tranche B Warrants

Address for Notice to Purchaser:

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[***]

EIN Number: ___[***]____________________

[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Steven Lisi

Signature of Authorized Signatory of Purchaser: /s/ Steven Lisi

Name of Authorized Signatory: Steven Lisi

Title of Authorized Signatory:

Email Address of Authorized Signatory: ___[***]_______________________________________

Facsimile Number of Authorized Signatory: ___[***]_____________________________________

Tranche A Exercise Amount(1): $497,726.00

Purchase Price(2): $2,342.24

(1)          Equal to $4.25 times number of Tranche A Warrants
(2)          Equal to $0.01 times number of Tranche A Warrants plus Tranche B Warrants

Address for Notice to Purchaser:

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[***]

EIN Number: ___[***]____________________
[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Asher Tal

Signature of Authorized Signatory of Purchaser: /s/ Asher Tal

Name of Authorized Signatory: Asher Tal

Title of Authorized Signatory: SVP Clinical Research

Email Address of Authorized Signatory: ___[***]_______________________________________

Facsimile Number of Authorized Signatory: ___[***]_____________________________________

Tranche A Exercise Amount(1): $9,949.25

Purchase Price(2): $46.82

(1)          Equal to $4.25 times number of Tranche A Warrants
(2)          Equal to $0.01 times number of Tranche A Warrants plus Tranche B Warrants

Address for Notice to Purchaser:

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[***]

EIN Number: ___[***]____________________
[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Tatiana Kotchoubey

Signature of Authorized Signatory of Purchaser: /s/ Tatiana Kotchoubey

Name of Authorized Signatory: Tatiana Kotchoubey

Title of Authorized Signatory: Self

Email Address of Authorized Signatory: ___[***]_______________________________________

Facsimile Number of Authorized Signatory: ___[***]_____________________________________

Tranche A Exercise Amount(1): $24,879.50

Purchase Price(2): $117.08

(1)          Equal to $4.25 times number of Tranche A Warrants
(2)          Equal to $0.01 times number of Tranche A Warrants plus Tranche B Warrants

Address for Notice to Purchaser:

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[***]

EIN Number: ___[***]____________________
[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Todd A. Deutsch

Signature of Authorized Signatory of Purchaser: /s/ Todd A. Deutsch

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory: ___[***]_______________________________________

Facsimile Number of Authorized Signatory: ___[***]_____________________________________

Tranche A Exercise Amount(1): $49,767.50

Purchase Price(2): $234.20

(1)          Equal to $4.25 times number of Tranche A Warrants
(2)          Equal to $0.01 times number of Tranche A Warrants plus Tranche B Warrants

Address for Notice to Purchaser:

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[***]

EIN Number: ___[***]____________________
[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Whitney Capital Series Fund LLC

Signature of Authorized Signatory of Purchaser: /s/ Alan Greenbaum

Name of Authorized Signatory: Alan Greenbaum

Title of Authorized Signatory: COO

Email Address of Authorized Signatory: ___[***]_______________________________________

Facsimile Number of Authorized Signatory: ___[***]_____________________________________

Tranche A Exercise Amount(1): $696,719.50

Purchase Price(2): $3,278.68

(1)          Equal to $4.25 times number of Tranche A Warrants
(2)          Equal to $0.01 times number of Tranche A Warrants plus Tranche B Warrants

Address for Notice to Purchaser:

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[***]

EIN Number: ___[***]____________________
[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Yoori Lee

Signature of Authorized Signatory of Purchaser: /s/ Yoori Lee

Name of Authorized Signatory: Yoori Lee

Title of Authorized Signatory: Board Member

Email Address of Authorized Signatory: ___[***]_______________________________________

Facsimile Number of Authorized Signatory: ___[***]_____________________________________

Tranche A Exercise Amount(1): $9,953.50

Purchase Price(2): $46.84

(1)          Equal to $4.25 times number of Tranche A Warrants
(2)          Equal to $0.01 times number of Tranche A Warrants plus Tranche B Warrants

Address for Notice to Purchaser:

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[***]

EIN Number: ___[***]____________________

Schedule 1

Purchaser	Tranche A Exercise Amount ($)	Tranche A Warrant Shares	Tranche B Warrant Shares	Purchase Price ($)
A.B.M. IDO Holdings	124,414.50	29,274	29,274	585.48
Adam Newman	99,535.00	23,420	23,420	468.40
Ali Ardakani	19,907.00	4,684	4,684	93.68
Allianz Biotechnologie	966,403.25	227,389	227,389	4,547.78
Allianz Health Sciences Fund	526,570.75	123,899	123,899	2,477.98
Alois "Luis" Praxmarer and Sandra Praxmarer JTWROS	14,926.00	3,512	3,512	70.24
Amir Avniel	9,953.50	2,342	2,342	46.84
Ari and Rony Raved	49,763.25	11,709	11,709	234.18
Brio Capital Master Fund Ltd.	248,829.00	58,548	58,548	1,170.96
Christopher Morgan	99,998.25	23,529	23,529	470.58
Cynergy Brookline Healthcare Fund LLC	124,414.50	29,274	29,274	585.48
David Bassa	186,600.50	43,906	43,906	878.12
David Greenberg	9,949.25	2,341	2,341	46.82
David Grossman	9,953.50	2,342	2,342	46.84
Deerfield Special Situations Fund, L.P.	99,998.25	23,529	23,529	470.58
Deutsch Family Investment Partnership	99,530.75	23,419	23,419	468.38
Doron, Tikotzky, Kantor, Gutman Cederboum & Co.	9,868.50	2,322	2,322	46.44

Purchaser	Tranche A Exercise Amount ($)	Tranche A Warrant Shares	Tranche B Warrant Shares	Purchase Price ($)
Duncan Bathe	42,500.00	10,000	10,000	200.00
Enrique Derzovich	99,535.00	23,420	23,420	468.40
Erick Lucera	4,976.75	1,171	1,171	23.42
Frederick Montgomery	39,525.00	9,300	9,300	186.00
G.N.E. Biotechnologies LTD.	24,879.50	5,854	5,854	117.08
Giora Davidai	9,953.50	2,342	2,342	46.84
Gregory S. Lisi	99,530.75	23,419	23,419	468.38
Healthcare Opportunities Master Fund, LP	497,658.00	117,096	117,096	2,341.92
Iroquois Capital Investment Group LLC	248,820.50	58,546	58,546	1,170.92
Iroquois Master Fund Ltd.	99,535.00	23,420	23,420	468.40
J. Goldman Master Fund L.P.	995,316.00	234,192	234,192	4,683.84
James P. Agah	99,530.75	23,419	23,419	468.38
Jan J. Laskowski and Sofia M. Laskowski JTWROS	24,879.50	5,854	5,854	117.08
Jarrod Newman	19,907.00	4,684	4,684	93.68
JBS Healthcare Ventures LLC	99,535.00	23,420	23,420	468.40
Jeffrey Fox	9,953.50	2,342	2,342	46.84
John Doolan	49,767.50	11,710	11,710	234.20
John Molter	34,833.00	8,196	8,196	163.92

Purchaser	Tranche A Exercise Amount ($)	Tranche A Warrant Shares	Tranche B Warrant Shares	Purchase Price ($)
Jon E. Newman	74,647.00	17,564	17,564	351.28
Klaus Kretschmer	149,298.25	35,129	35,129	702.58
Laurence Chang	85,000.00	20,000	20,000	400.00
M. Kingdon Offshore Master Fund L.P.	995,316.00	234,192	234,192	4,683.84
Mark Mizrahi	14,896.25	3,505	3,505	70.10
Medlant Biotech Ltd.	186,600.50	43,906	43,906	878.12
Michael Geschwer	99,530.75	23,419	23,419	468.38
Mor Research Applications, Ltd.	99,501.00	23,412	23,412	468.24
NauVista Capital Master Fund LP	99,535.00	23,420	23,420	468.40
Pulmonox Technologies Corporation	497,590.00	117,080	117,080	2,341.60
Rhona Beth Shanker	8,500.00	2,000	2,000	40.00
Robert Katz	29,860.50	7,026	7,026	140.52
Ron Bentsur	99,530.75	23,419	23,419	468.38
Ronald A. Soicher	10,625.00	2,500	2,500	50.00
Rosalind Master Fund L.P.	510,000.00	120,000	120,000	2,400.00
Satheesh Kumar and Anju Satheesh JTWROS	24,883.75	5,855	5,855	117.10
Schonfeld Fundamental Equity Fund LLC	298,596.50	70,258	70,258	1,405.16
Steven Lisi	497,726.00	117,112	117,112	2,342.24
Asher Tal	9,949.25	2,341	2,341	46.82
Tatiana Kotchoubey	24,879.50	5,854	5,854	117.08
Todd A. Deutsch	49,767.50	11,710	11,710	234.20
Whitney Capital Series Fund LLC	696,719.50	163,934	163,934	3,278.68
Yoori Lee	9,953.50	2,342	2,342	46.84
Aggregate	$9,774,158.50	2,299,802	2,299,802	45,996.04

Exhibit A

FORM OF REGISTRATION RIGHTS AGREEMENT

FORM OF REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of February ____, 20181, between AIT Therapeutics, Inc., a Delaware corporation (the “Company”), and each of the several purchasers signatory hereto (each such purchaser, a “Purchaser” and, collectively, the “Purchasers”).

                This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof, between the Company and each Purchaser (the “Purchase Agreement”).

                The Company and each Purchaser hereby agrees as follows:

        1.                     Definitions.

                Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

                “Advice” shall have the meaning set forth in Section 6(c).

“Allowed Delay” shall have the meaning set forth in Section 2(f).

“Effectiveness Date” means, with respect to the Initial Registration Statement required to be filed hereunder, the 70th calendar day following the date hereof (or, in the event of anything other than a “no review” by the Commission, the 90th calendar day following the date hereof) and with respect to any additional Registration Statements which may be required pursuant to Section 2(c) or Section 3(c), the 60th calendar day following the date on which an additional Registration Statement is required to be filed hereunder (or, in the event of anything other than a “no review” by the Commission, the 90th calendar day following the date such additional Registration Statement is required to be filed hereunder); provided, however, that in the event the Company is notified by the Commission that one or more of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified if such date precedes the dates otherwise required above, provided, further, if such Effectiveness Date falls on a day that is not a Trading Day, then the Effectiveness Date shall be the next succeeding Trading Day.

“Effectiveness Period” shall have the meaning set forth in Section 2(a).

1 To be dated the “Closing Date” of the Purchase Agreement.

“Event” shall have the meaning set forth in Section 2(d).

“Event Date” shall have the meaning set forth in Section 2(d).

“Filing Date” means, with respect to the Initial Registration Statement required hereunder, the 40th calendar day following the date hereof (or, if such date is not a Business Day, the next date that is a Business Day) and, with respect to any additional Registration Statements which may be required pursuant to Section 2(c) or Section 3(c), the earliest practical date on which the Company is permitted by SEC Guidance to file such additional Registration Statement related to the Registrable Securities.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Initial Registration Statement” means the initial Registration Statement filed pursuant to this Agreement.

“Plan of Distribution” shall have the meaning set forth in Section 2(a).

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated by the Commission pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means (a) the Warrant Shares issuable upon exercise of the Warrants and (b) any shares of Common Stock issued upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) at such time as, (i) the Company has removed the restrictive legends from the Warrant Shares pursuant to the terms of the Purchase Agreement or (ii) such Warrant Shares are otherwise reissued to the Holders free from any restrictive legends or other transfer restrictions.

“Registration Statement” means any registration statement required to be filed hereunder pursuant to Section 2(a) and any additional registration statements contemplated by Section 2(c) or Section 3(c), including (in each case) the Prospectus, amendments and supplements to any such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in any such registration statement.

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“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Selling Stockholder Questionnaire” shall have the meaning set forth in Section 3(a).

“SEC Guidance” means (i) any publicly-available written or oral guidance of the Commission staff, or any comments, requirements or requests of the Commission staff and (ii) the Securities Act.

        2.                     Registration.

(a)          On or prior to each Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Securities that are not then registered on an effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415.  The initial Registration Statement filed hereunder shall be on Form S-1 and shall contain (unless otherwise required pursuant to the rules and regulations of the Commission pursuant to written comments received from the Commission upon a review of such Registration Statement) substantially the “Plan of Distribution” attached hereto as Annex A; provided, however, that no Holder shall be required to be named as an “underwriter” without such Holder’s express prior written consent.  Subject to the terms of this Agreement, the Company shall use its best efforts to cause a Registration Statement filed under this Agreement (including, without limitation, under Section 3(c)) to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event no later than the applicable Effectiveness Date, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until the date no Registrable Securities are outstanding (the “Effectiveness Period”).  The Company shall promptly notify the Holders via facsimile or by e-mail of the effectiveness of a Registration Statement following the Trading Day that the Commission telephonically confirms effectiveness with the Company.  The Company shall, by 9:30 a.m. Eastern Time on the Trading Day following such notice to the Holders, file a final Prospectus with the Commission as required by Rule 424, if required.

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(b)          Notwithstanding the registration obligations set forth in Section 2(a), if the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly inform each of the Holders thereof and use its commercially reasonable efforts to file amendments to the Initial Registration Statement as required by the Commission, covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-1 or such other form available to register for resale the Registrable Securities as a secondary offering, subject to the provisions of Section 2(e); with respect to filing on Form S-1 or other appropriate form, and subject to the provisions of Section 2(d) with respect to the payment of liquidated damages; provided, however, that prior to filing such amendment, the Company shall be obligated to use diligent efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09.

(c)           Notwithstanding any other provision of this Agreement and subject to the payment of liquidated damages pursuant to Section 2(d), if the Commission or any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater portion of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced as follows: (i) first, the Company shall reduce or eliminate any securities to be included other than Registrable Securities and (ii) second, the Company shall reduce the Registrable Securities on a pro rata basis. In the event of a cutback hereunder, the Company shall give the Holder at least five (5) Trading Days prior written notice along with the calculations as to such Holder’s allotment.  In the event the Company amends the Initial Registration Statement in accordance with the foregoing, the Company will use its best efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-1 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended.

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(d)          If: (i) the Initial Registration Statement is not filed on or prior to its Filing Date (ii) the Company fails to file with the Commission a request for acceleration of a Registration Statement in accordance with Rule 461 promulgated by the Commission pursuant to the Securities Act, within five Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be “reviewed” or will not be subject to further review, (iii) a Registration Statement registering the Registerable Securities for resale is not declared effective by the Commission by the Effectiveness Date of the Initial Registration Statement, or (iv) after the effective date of a Registration Statement, such Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities included in such Registration Statement, or the Holders are otherwise not permitted to utilize the Prospectus therein to resell such Registrable Securities (other than due to the fault of a Holder and excluding any Allowed Delay (as defined below) or, if the Registration Statement is on Form S-1, for a period of twenty (20) days following the date on which the Company files a post-effective amendment to incorporate the Company’s Annual Report on Form 10-K), for more than twenty (20) consecutive calendar days or more than an aggregate of twenty-five (25) calendar days (which need not be consecutive calendar days) during any 12-month period (any such failure or breach being referred to as an “Event”, and for purposes of clauses (i) and (iii), the date on which such Event occurs, and for purpose of clause (ii) the date on which such five (5) Trading Day period is exceeded, and for purpose of clause (iv) the date on which such twenty (20) or twenty-five (25) calendar day period, as applicable, is exceeded being referred to as “Event Date”), then, in addition to any other rights the Holders may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to the product of 1.0% multiplied by the aggregate Subscription Amount paid by such Holder pursuant to the Purchase Agreement for such Registerable Securities then held by such Holder. The parties agree that the maximum aggregate liquidated damages payable to a Holder under this Agreement and the Purchase Agreement shall be 8.0% of the aggregate Subscription Amount paid by such Holder pursuant to the Purchase Agreement. If the Company fails to pay any partial liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 1.0% per month to the Holder, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The liquidated damages pursuant to the terms hereof shall apply on a daily pro rata basis for any portion of a month prior to the cure of an Event.  Such payments shall constitute the Holders’ exclusive monetary remedy for such Events, but shall not affect the right of the Holders to seek injunctive relief.

(e)          Notwithstanding anything to the contrary contained herein, in no event shall the Company be permitted to name any Holder or affiliate of a Holder as any Underwriter without the prior written consent of such Holder; provided, that failure to by a Holder to provide such consent shall be deemed a waiver by such Holder of its rights to include its Registrable Securities for resale on the applicable Registration Statement and to receive related liquidated damages hereunder.

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(f)           Notwithstanding anything to the contrary contained herein, the Company may, upon written notice to any holder of Registrable Securities included in a Registration Statement, suspend the use of any Registration Statement, including any Prospectus that forms a part of a Registration Statement, if the Company (X) determines that it would be required to make disclosure of material information in the Registration Statement that the Company has a bona fide business purpose for preserving as confidential, (Y) the Company determines it must amend or supplement the Registration Statement or the related Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading or (Z) the Company has experienced or is experiencing some other material non-public event, including a pending transaction involving the Company, the disclosure of which at such time, in the good faith judgment of the Company, would adversely affect the Company; provided, however, in no event shall holders of Registrable Securities be suspended from selling Registrable Securities pursuant to the Registration Statement for a period that exceeds 30 consecutive Trading Days or 60 total Trading Days in any 360-day period (any such suspension contemplated by this Section 2(c)(ii), an “Allowed Delay”).

        3.                     Registration Procedures.

                In connection with the Company’s registration obligations hereunder, the Company shall:

(a)          Not less than five (5) Trading Days prior to the filing of each Registration Statement and not less than one (1) Trading Day prior to the filing of any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall furnish to each Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith, provided that, the Company is notified of such objection in writing no later than five (5) Trading Days after the Holders have been so furnished copies of a Registration Statement or one (1) Trading Day after the Holders have been so furnished copies of any related Prospectus or amendments or supplements thereto. The parties hereto understand and agree that any such objection by Holders of a majority of the Registrable Securities shall be deemed to stay and Event for all Holders and a temporary waiver of such Holders’ related rights pursuant to Section 2(d) hereto. Each Holder agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement as Annex B (a “Selling Stockholder Questionnaire”) on a date that is not less than the earlier of five (5) Trading Days prior to the Filing Date and the end of the fourth (4th) Trading Day following the date on which such Holder receives a draft Registration Statement pursuant to this Section 3(a).  The parties hereto understand and agree that any failure of a Holder to timely provide its Selling Stockholder Questionnaire pursuant to this Section 3(a) shall be deemed a waiver by such Holder of its rights to include its Registrable Securities for resale on the applicable Registration Statement and to receive related liquidated damages hereunder.

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(b)          (i) Prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities, (ii) cause any related Prospectus to be amended or supplemented by any required Prospectus required supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424, (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto and provide as promptly as reasonably possible to the Holders true and complete copies of all correspondence from and to the Commission relating to a Registration Statement (provided that, the Company shall excise any information contained therein which would constitute material non-public information regarding the Company or any of its Subsidiaries), and (iv) comply in all material respects with the applicable provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

(c)          If during the Effectiveness Period, the number of Registrable Securities at any time exceeds 100% of the number of shares of Common Stock then registered for resale pursuant to an effective Registration Statement, then the Company shall file as soon as reasonably practicable, but in any case prior to the applicable Filing Date, an additional Registration Statement covering the resale by the Holders of not less than the number of such Registrable Securities not so then registered for resale.

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(d)          Notify the Holders of Registrable Securities to be sold (which notice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed, (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement, and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information, (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose, (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (vi) upon the occurrence of an Allowed Delay or existence of any other corporate development or potential corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, (i) disclosure of such development would be premature or otherwise inadvisable at such time or (ii) would interfere with an actual or potential material financing or business combination transaction involving the Company , provided, however, in no event shall any such notice contain any information which would constitute material, non-public information regarding the Company or any of its Subsidiaries.

(e)          Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order stopping or suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(f)           Furnish to each Holder, if requested by such Holder, without charge, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that any such item which is available on the EDGAR system (or successor thereto) need not be furnished in physical form.

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(g)          Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(d).

(h)           Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that, the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(i)           If requested by a Holder, cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holder may request.

(j)           Upon the occurrence of any event contemplated by Section 3(d), and subject to an Allowed Delay, as promptly as reasonably possible under the circumstances taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  If the Company notifies the Holders in accordance with clauses (iii) through (vi) of Section 3(d) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus.  The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.

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(k)          Otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the Commission pursuant to Rule 424 under the Securities Act, promptly inform the Holders in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Holders are required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.

(l)          The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if required by the Commission, the natural persons thereof that have voting and dispositive control over the shares of Common Stock. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any Holder fails to furnish such information within three Trading Days of the Company’s request, any liquidated damages that are accruing at such time as to such Holder only shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended as to such Holder only, until such information is delivered to the Company.

        4.                     Registration Expenses. All fees and expenses incident to the performance of or compliance with, this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of the Company’s counsel and independent registered public accountants) (A) with respect to filings made with the Commission, (B) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, and (C) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement.  In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.  In no event shall the Company be responsible for any broker or similar commissions of any Holder or any legal fees or other costs of the Holders, including selling expenses and commissions.

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        5.                     Indemnification.

(a)          Indemnification by the Company. The Company will indemnify and hold harmless each Holder and its officers, directors, members, employees and agents, successors and assigns, and each other person, if any, who controls such Holder within the meaning of the Securities Act, against any losses, obligations, claims, damages, liabilities, contingencies, judgments, fines, penalties, charges, costs (including, without limitation, court costs, reasonable attorney’ fees and costs of defense and investigation), amounts paid in settlement or expenses, joint or several (collectively, “Claims”), incurred in investigating, preparing, or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or government, administrative or other regulatory agency, body or the SEC, whether pending or threatened in writing to which they may become subject under the Securities Act or otherwise, insofar as such Claims (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement or omission or alleged omission of any material fact contained in any Registration Statement, any preliminary Prospectus or final Prospectus, or any amendment or supplement thereof or (ii) any violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to the Registration; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Holder or any such controlling person in writing specifically for use in such Registration Statement or Prospectus, (ii) the use by a Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that such Prospectus is outdated or defective or (iii) a Holders failure to send or give a copy of the Prospectus or supplement (as then amended or supplemented), if required (and not exempted) to the Persons asserting an untrue statement or omission or alleged untrue statement or omission at or prior to the written confirmation of the sale of Registrable Securities.

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(b)          Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company expressly for inclusion in such Registration Statement or such Prospectus or (ii) to the extent, but only to the extent, that such information relates to such Holder’s information provided in the Selling Stockholder Questionnaire or the proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or in any amendment or supplement thereto.  In no event shall the liability of a selling Holder be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such Holder in connection with any claim relating to this Section 5 and the amount of any damages such Holder has otherwise been required to pay by reason of such untrue statement or omission) received by such Holder upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

(c)          Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (A) the indemnifying party has agreed to pay such fees or expenses, (B) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (C) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation.  It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties.  No indemnifying party will, except with the consent of the indemnified party, which shall not be unreasonably withheld or conditioned, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

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(d)          Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.  No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation.  In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds  received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

        6.                     Miscellaneous.

(a)           Remedies.  In the event of a breach by the Company or by a Holder of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement.  Each of the Company and each Holder agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

(b)           No Piggyback on Registrations; Prohibition on Filing Other Registration Statements.  Neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in any Registration Statements other than the Registrable Securities.  The Company shall not file any other registration statements until all Registrable Securities are registered pursuant to a Registration Statement that is declared effective by the Commission, provided that this Section 6(b) shall not prohibit the Company from filing amendments to registration statements filed prior to the date of this Agreement.

(c)           Discontinued Disposition.  By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(d)(iii) through (vi), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed.  The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.

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(d)           Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of not less than 66-2/3% of the then outstanding Registrable Securities (for purposes of clarification, this includes any Registrable Securities issuable upon exercise or conversion of any Security), provided that, if any amendment, modification or waiver disproportionately and adversely impacts a Holder (or group of Holders), the consent of such disproportionately impacted Holder (or group of Holders) shall also be required.  If a Registration Statement does not register all of the Registrable Securities pursuant to a waiver or amendment done in compliance with the previous sentence, then the number of Registrable Securities to be registered for each Holder shall be reduced pro rata among all Holders and each Holder shall have the right to designate which of its Registrable Securities shall be omitted from such Registration Statement. Notwithstanding the foregoing and except as otherwise provided herein, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of a Holder or some Holders and that does not directly or indirectly affect the rights of other Holders may be given only by such Holder or Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the first  sentence of this Section 6(d). No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

(e)           Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

(f)           Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign (except by merger) its rights or obligations hereunder without the prior written consent of all of the Holders of the then outstanding Registrable Securities.  Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under Section 5.7 of the Purchase Agreement.

(g)           No Inconsistent Agreements. Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.  Except as set forth on Schedule 6(i), neither the Company nor any of its Subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.

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(h)           Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

(i)            Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

(j)            Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(k)           Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(l)            Headings. The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.

(m)          Independent Nature of Holders’ Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Holders are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by this Agreement or any other matters, and the Company acknowledges that the Holders are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or transactions. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose. The use of a single agreement with respect to the obligations of the Company contained was solely in the control of the Company, not the action or decision of any Holder, and was done solely for the convenience of the Company and not because it was required or requested to do so by any Holder.  It is expressly understood and agreed that each provision contained in this Agreement is between the Company and a Holder, solely, and not between the Company and the Holders collectively and not between and among Holders.

********************

(Signature Pages Follow)

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               IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

AIT THERAPEUTICS, INC.
By:__________________________________________ Name: Steven Lisi Title: Chief Executive Officer

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT

Name of Holder: __________________________

Signature of Authorized Signatory of Holder: __________________________

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________

[SIGNATURE PAGES CONTINUE]

Annex A

Plan of Distribution

Each Selling Stockholder (the “Selling Stockholders”) of the securities and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their securities covered hereby on the principal Trading Market or any other stock exchange, market or trading facility on which the securities are traded or in private transactions.  These sales may be at fixed or negotiated prices.  A Selling Stockholder may use any one or more of the following methods when selling securities:

•	ordinary brokerage transactions and transactions in which the broker‑dealer solicits purchasers;

•	block trades in which the broker‑dealer will attempt to sell the securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker‑dealer as principal and resale by the broker‑dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	settlement of short sales;

•	in transactions through broker‑dealers that agree with the Selling Stockholders to sell a specified number of such securities at a stipulated price per security;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•	a combination of any such methods of sale; or

•	any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell securities under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), if available, rather than under this prospectus.

Broker‑dealers engaged by the Selling Stockholders may arrange for other brokers‑dealers to participate in sales.  Broker‑dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker‑dealer acts as agent for the purchaser of securities, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with FINRA Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with FINRA IM-2440.

In connection with the sale of the securities or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the securities in the course of hedging the positions they assume.  The Selling Stockholders may also sell securities short and deliver these securities to close out their short positions, or loan or pledge the securities to broker-dealers that in turn may sell these securities.  The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or create one or more derivative securities which require the delivery to such broker-dealer or other financial institution of securities offered by this prospectus, which securities such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The Selling Stockholders and any broker-dealers or agents that are involved in selling the securities may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales.  In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the securities purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.  Each Selling Stockholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the securities.

The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the securities.  The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

We agreed to keep this prospectus effective until the earlier of (i) the date on which the securities may be resold by the Selling Stockholders without registration and without regard to any volume or manner-of-sale limitations by reason of Rule 144, without the requirement for the Company to be in compliance with the current public information under Rule 144 under the Securities Act or any other rule of similar effect or (ii) all of the securities have been sold pursuant to this prospectus or Rule 144 under the Securities Act or any other rule of similar effect.  The resale securities will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale securities covered hereby may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale securities may not simultaneously engage in market making activities with respect to the common stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution.  In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of the common stock by the Selling Stockholders or any other person.  We will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act).

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Annex B

AIT THERAPEUTICS, INC.

Selling Stockholder Notice and Questionnaire

The undersigned beneficial owner of common stock (the “Registrable Securities”) of AIT Therapeutics, Inc., a Delaware corporation (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) to which this document is annexed.  A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below.  All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the related prospectus.  Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Stockholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of Selling Stockholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2.	Address for Notices to Selling Stockholder:

Telephone:
Fax:
Contact Person:

3.	Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes ☐          No ☐

(b)	If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes ☐          No ☐

Note:	If “no” to Section 3(b), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

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(c)	Are you an affiliate of a broker-dealer?

Yes ☐          No ☐

(d)
If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐          No ☐

Note:	If “no” to Section 3(d), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4.	Beneficial Ownership of Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Purchase Agreement.

(a)	Type and Amount of other securities beneficially owned by the Selling Stockholder:

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5.	Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any material inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective; provided, that the undersigned shall not be required to notify the Company of any changes to the number of securities held or owned by the undersigned or its affiliates.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto.  The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:	Beneficial Owner:
By:
Name:
Title:

PLEASE FAX A COPY (OR EMAIL A .PDF COPY) OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

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Exhibit B

FORM OF WARRANT

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

COMMON STOCK PURCHASE WARRANT

AIT THERAPEUTICS, INC.

Tranche A Warrant Shares:  _______
Tranche B Warrant Shares:_______
Total Warrant Shares: _______	Issue Date: February 16, 2018

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, __________ or [their/its] assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after February 16, 2018 (the “Initial Exercise Date”), to subscribe for and purchase from AIT Therapeutics, Inc., a Delaware corporation (the “Company”), at the purchase price of the Exercise Price as defined in Section 2(b) per one share of Common Stock:

a)
a total of (and no less than) _______ shares (as subject to adjustment hereunder, the “Tranche A Warrant Shares”) of Common Stock at any time on or prior to the close of business on the third Business Day following the Issue Date (the “Tranche A Termination Date”) but not thereafter; and

b)
up to _______ shares (as subject to adjustment hereunder, the “Tranche B Warrant Shares” and, together with the Tranche A Warrant Shares, the “Warrant Shares”) of Common Stock at any time on or prior to the close of business on the three year anniversary of the Issue Date (the “Tranche B Termination Date”) but not thereafter.

Section 1.          Definitions.  Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the “Purchase Agreement”), dated February 16, 2018, among the Company and the purchasers signatory thereto.

Section 2.          Exercise.

a)          Exercise of Warrant.  Exercise of the purchase rights represented by this Warrant may be made:

i.          with respect to the Tranche A Warrants, in whole but not in part, at any time or times on or after the Initial Exercise Date and on or before the Tranche A Termination Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly executed facsimile copy (or e-mail attachment) of the Tranche A Notice of Exercise in the form attached hereto as Exhibit A-1 concurrently with payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier’s check drawn on a United States bank; and

ii.          with respect to the Tranche B Warrants, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Tranche B Termination Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly executed facsimile copy (or e-mail attachment) of the Tranche B Notice of Exercise in the form attached hereto as Exhibit A-2 and within three (3) Trading Days of the date said Tranche B Notice of Exercise is delivered to the Company, the Company shall have received payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier’s check drawn on a United States bank or, if available, pursuant to the cashless exercise procedure specified in Section 2(c) below.

In each case, no ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise form be required.  Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has received all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in issuances of a portion of the total number of Tranche B Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Tranche B Warrant Shares issuable hereunder in an amount equal to the applicable number of Tranche B Warrant Shares issued.  The Holder and the Company shall maintain records showing the number of Warrant Shares issued and the date of such issuances. The Company shall deliver any objection to any Notice of Exercise within one (1) Business Day of receipt of such notice.  The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Tranche B Warrant Shares hereunder, the number of Tranche B Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

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b)          Exercise Price.  The exercise price per share of the Common Stock under this Warrant shall be $4.25, subject to adjustment hereunder (the “Exercise Price”).

c)          Cashless Exercise.  If at any time after the Effectiveness Date (as defined in the Registration Rights Agreement), there is no effective Registration Statement registering, or no current prospectus available for, the resale of the Tranche B Warrant Shares by the Holder, then this Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Tranche B Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = the VWAP on the Trading Day immediately preceding the date on which Holder elects to exercise this Warrant by means of a “cashless exercise,” as set forth in the applicable Notice of Exercise;

(B) = the Exercise Price of this Warrant, as adjusted hereunder; and

(X) = the number of Tranche B Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Tranche B Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the characteristics of the Warrants being exercised, and the holding period of the Warrants being exercised may be tacked on to the holding period of the Warrant Shares.  The Company agrees not to take any position contrary to this Section 2(c).

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b)  if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported in the “Pink Sheets” published by OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

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d)	Mechanics of Exercise.

i.          Delivery of Warrant Shares Upon Exercise.  Warrant Shares issued hereunder shall be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the Warrant Shares are eligible for resale by the Holder pursuant to Rule 144, and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is three (3) Trading Days after the delivery to the Company of the Notice of Exercise, which delivery of such notice, in the case of an exercise in respect of the Tranche A Warrant Shares, shall occur concurrently with the delivery of the relevant Exercise Price (such date, the “Warrant Share Delivery Date”).   The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised, with payment to the Company of the Exercise Price (or by cashless exercise, if permitted) and all taxes required to be paid by the Holder, if any, pursuant to Section 2(d)(vi) prior to the issuance of such shares, having been paid.  If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the VWAP of the Common Stock on the date of the applicable Notice of Exercise), $10 per Trading Day (increasing to $20 per Trading Day on the fifth Trading Day after such liquidated damages begin to accrue) for each Trading Day after such Warrant Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise.

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ii.          Delivery of New Warrants Upon Exercise.  If, with respect to the Tranche B Warrant Shares, this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Tranche B Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Tranche B Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii.          Rescission Rights.  If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

iv.          No Fractional Shares or Scrip.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.  As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

v.          Charges, Taxes and Expenses.  Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto as Exhibit B duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.  The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

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e)          Holder’s Exercise Limitations.  The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. The Holder acknowledges that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith.   To the extent that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination.   In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported.  The “Beneficial Ownership Limitation” shall be [4.99% / 9.985%] of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant.  The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(e), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 2(e) shall continue to apply.  Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company.  The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

f)           No Cash Settlement.  Notwithstanding anything to the contrary contained herein, under no circumstances will the Company be required to settle any Warrant exercise for cash, whether by net cash settlement or otherwise; provided that the liquidated damages provisions set forth in Section 2(d)(i) above shall remain in full force and effect.

Section 3.              Certain Adjustments.

a)            Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged.  Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re‑classification.

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b)          Subsequent Rights Offerings.  In addition to any adjustments pursuant to Section 3(a) above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance, to the extent permissible, for the Holder until such time not to exceed six (6) months, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

c)          Pro Rata Distributions.  During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder's right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

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d)          Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant).  For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction.  The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

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e)            Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

f)             Notice to Holder.

i.           Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly mail to the Holder a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ii.          Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.  To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K.  The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice  except as may otherwise be expressly set forth herein.

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Section 4.            Transfer of Warrant.

a)          Transferability.  This Warrant may not be transferred prior to the Tranche A Termination Date. Following the Tranche A Termination Date and subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof and to the provisions of Section 4.1 of the Purchase Agreement, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer.  Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled.  Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date the Holder delivers an assignment form to the Company assigning this Warrant full.  The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

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b)          New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney.  Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the original Issue Date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c)          Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time.  The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

d)          Representation by the Holder.  The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

Section 5.            Miscellaneous.

a)          Termination.  Notwithstanding any provision of this Warrant to the contrary, if the Holder hereunder has not exercised this Warrant with respect to the entire amount of Tranche A Warrant Shares on or before the Tranche A Termination Date, this Warrant shall, as of such Tranche A Termination Date, expire, terminate and be null and void with respect to any right to acquire shares of Common Stock hereunder.

b)          No Rights as Stockholder Until Exercise.  This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3.

c)          Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

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d)            Saturdays, Sundays, Holidays, etc.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

e)             Authorized Shares.

The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any rights under this Warrant.  The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the rights under this Warrant.  The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.  The Company covenants that all Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon exercise of the rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment.  Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

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Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

f)              Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

g)             Restrictions.  The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

h)             Notices.  Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

i)              Limitation of Liability.  No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j)              Remedies.  The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant.  The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k)             Successors and Assigns.  Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder.  The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

l)              Amendment.  This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

m)            Severability.  Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n)            Headings.  The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

(Signature Page Follows)

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

AIT THERAPEUTICS, INC.
By:__________________________________________ Name: Steven Lisi Title: Chief Executive Officer

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EXHIBIT A-1

TRANCHE A NOTICE OF EXERCISE

TO:          AIT THERAPEUTICS, INC.

(1)           The undersigned hereby elects to purchase all of its Tranche A Warrant Shares of the Company pursuant to the terms of the Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2)           Payment shall take the form of lawful money of the United States.

(3)           Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

_______________________________

_______________________________

_______________________________

(4)  Accredited Investor.  The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity: ________________________________________________________________________
Signature of Authorized Signatory of Investing Entity: _________________________________________________
Name of Authorized Signatory: ___________________________________________________________________
Title of Authorized Signatory: ____________________________________________________________________
Date: ________________________________________________________________________________________

EXHIBIT A-2

TRANCHE B NOTICE OF EXERCISE

TO:          AIT THERAPEUTICS, INC.

(4)           The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(5)           Payment shall take the form of (check applicable box):

[  ] in lawful money of the United States; or

[ ] [if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(6)           Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

_______________________________

_______________________________

_______________________________

(4)  Accredited Investor.  The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity: ________________________________________________________________________
Signature of Authorized Signatory of Investing Entity: _________________________________________________
Name of Authorized Signatory: ___________________________________________________________________
Title of Authorized Signatory: ____________________________________________________________________
Date: ________________________________________________________________________________________

EXHIBIT B

ASSIGNMENT FORM

 (To assign the foregoing Warrant, execute this form and supply required information.  Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:	______________________________________
(Please Print)
Address:	______________________________________
Phone Number: Email Address:	(Please Print) ______________________________________ ______________________________________
Dated: _______________ __, ______
Holder’s Signature:
Holder’s Address:

Exhibit C

FORM OF COMPANY COUNSEL OPINION

Exhibit D

FORM OF COMPANY ISRAELI COUNSEL OPINION

Exhibit E

FORM OF COMPANY IP COUNSEL OPINION

Exhibit F

ESCROW ACCOUNT INFORMATION

Signature Bank
261 Madison Avenue
New York, NY 10016
Acct. Name: Signature Bank, as Escrow Agent for AIT Therapeutics, Inc.
ABA Number: 026013576
SWIFT Code: SIGNUS33
A/C Number: 1503329553

Exhibit G

INVESTOR QUESTIONNAIRE

AIT THERAPEUTICS, INC.

For Individual Investors Only

(All individual investors must INITIAL where appropriate.  Where there are joint investors both parties must INITIAL):

Initial _______
I certify that I have a “net worth” of at least $1 million either individually or through aggregating my individual holdings and those in which I have a joint, community property or other similar shared ownership interest with my spouse.  For purposes of calculating net worth under this paragraph, (i) the primary residence shall not be included as an asset, (ii) to the extent that the indebtedness that is secured by the primary residence is in excess of the fair market value of the primary residence, the excess amount shall be included as a liability, and (iii) if the amount of outstanding indebtedness that is secured by the primary residence exceeds the amount outstanding 60 days prior to the execution of this Subscription Agreement, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability.

Initial _______
I certify that I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

For Non-Individual Investors
(all Non-Individual Investors must INITIAL where appropriate):

Initial _______
The undersigned certifies that it is a partnership, corporation, limited liability company or business trust that is 100% owned by persons who meet either of the criteria for Individual Investors, above.

Initial _______
The undersigned certifies that it is a partnership, corporation, limited liability company or business trust that has total assets of at least $5 million and was not formed for the purpose of investing in Company.

Initial _______
The undersigned certifies that it is an employee benefit plan whose investment decision is made by a plan fiduciary (as defined in ERISA §3(21)) that is a bank, savings and loan association, insurance company or registered investment adviser.

Initial _______	The undersigned certifies that it is an employee benefit plan whose total assets exceed $5,000,000 as of the date of the Subscription Agreement.

Initial _______	The undersigned certifies that it is a self-directed employee benefit plan whose investment decisions are made solely by persons who meet either of the criteria for Individual Investors, above.

Initial _______	The undersigned certifies that it is a U.S. bank, U.S. savings and loan association or other similar U.S. institution acting in its individual or fiduciary capacity.

Initial _______	The undersigned certifies that it is a broker-dealer registered pursuant to §15 of the Securities Exchange Act of 1934.

Initial _______
The undersigned certifies that it is an organization described in §501(c)(3) of the Internal Revenue Code with total assets exceeding $5,000,000 and not formed for the specific purpose of investing in Company.

Initial _______
The undersigned certifies that it is a trust with total assets of at least $5,000,000, not formed for the specific purpose of investing in Company, and whose purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

Initial _______
The undersigned certifies that it is a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, and which has total assets in excess of $5,000,000.

Initial _______	The undersigned certifies that it is an insurance company as defined in §2(a)(13) of the Securities Act of 1933, as amended, or a registered investment company.

DISCLOSURE SCHEDULES

Reference is hereby made to that certain Securities Purchase Agreement (the “Agreement”), dated as of February 16, 2018, between AIT Therapeutics, Inc., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages thereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).  Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.  Section references herein are to sections of the Agreement.  These Disclosure Schedules are provided on the terms and subject to the conditions of the Agreement.

Any disclosure made in these Disclosure Schedules with reference to any section or schedule of the Agreement shall be deemed to be a disclosure with respect to any other section or schedule of the Agreement (regardless of whether or not a specific cross-reference is made thereto) to the extent its relevance to such other section or schedule is reasonably apparent on its face.

Matters reflected in these Disclosure Schedules are not necessarily limited to matters required by the Agreement to be reflected in these Disclosure Schedules; these Disclosure Schedules may contain items that are not material (or otherwise required to be disclosed) in order to avoid any misunderstanding, or otherwise for informational purposes.  Accordingly, the disclosure or inclusion of information in these Disclosure Schedules (including the specification of any dollar amount herein or in the Agreement, or the inclusion of any specific item herein) is not intended as and shall not be deemed to be an acknowledgement or admission that any such information is required to be disclosed or is material for purposes of the representations and warranties set forth in the Agreement.  Disclosure of any allegations with respect to any alleged breach, violation or default under any contractual or other obligation, or any Law, is not an admission that such breach, violation or default has occurred.

The information contained in these Disclosure Schedules is disclosed solely for purposes of the Agreement, and no information contained herein (including any disclosure relating to any possible breach or violation of, or conflict with, any Law or contract, and any statements with respect to the enforceability of contracts, or the existence or non-existence of third-party rights) shall be deemed to be an admission by any party to the Agreement to any third party of any matter whatsoever, or otherwise give rise to any claim or benefit to any third party.

 These Disclosure Schedules and the information and disclosures contained herein are intended only to qualify the representations or warranties contained in the Agreement and shall not be deemed to expand in any way the scope or effect of any of such representations or warranties. Where the terms of a contract or other item have been summarized or described in these Disclosure Schedules, such summary or description does not purport to be a complete statement of the material terms of such contract or other item, and all such summaries and descriptions are qualified in their entirety by reference to the contract or item being summarized and/or described.

The information provided in these Disclosure Schedules is being provided solely for the purpose of making disclosures to the Purchasers under the Agreement.  In disclosing this information, the Company does not waive, and expressly reserves any rights under, any attorney-client privilege associated with such information or any protection afforded by the work-product doctrine with respect to any of the matters disclosed or discussed herein.

The headings and introductions used in these Disclosure Schedules have been included for convenience only, and are not intended to limit the effect of the disclosures contained herein or to expand the scope of the information required to be disclosed herein.

Schedule 3.1(a)

Subsidiaries

1.	Advanced Inhalation Therapies (AIT) Ltd.

2.	AIT, Inc.

Schedule 3.1(e)

Filings Consents and Approvals

None.

Schedule 3.1(g)

Capitalization

1.	As of February 1, 2018:

a.	The Company’s authorized capital stock consisted of:

i.	100,000,000 shares of Common Stock; and

ii.	10,000,000 shares of preferred stock, par value $0.0001 per share (“Preferred Stock”).

b.	The shares of capital stock issued and outstanding consisted of:

i.	6,097,254 shares of Common Stock; and

ii.	No shares of Preferred Stock.

c.	3,843,603 shares of Common Stock were issuable pursuant to the Existing Warrants at a weighted average exercise price of $4.28;

d.	681,573 shares of Common Stock were issuable pursuant to outstanding awards under the Company’s employee stock option plan (the “ESOP”), at a weighted average exercise price of $6.02; and

e.	77,101 shares of Common Stock were reserved for future issuances pursuant to future awards under the ESOP.

2.
The Company issued (i) Warrants to Purchase Common Stock, dated January 13, 2017 (the “January 2017 Warrants”) and (ii) Warrants to Purchase Shares, dated March 31, 2017 (the “March 2017 Warrants” and, together with the January 2017 Warrants, the “Existing Warrants”). The Company represents that it believes that an exercise price adjustment with respect to the Existing Warrants pursuant to the terms thereof should be the sole adjustment required thereunder as a result of the transactions contemplated by the Transaction Documents.

Schedule 3.1(t)

Certain Fees

1.
Fee payable to the Placement Agent pursuant to that certain letter agreement, dated as of January 4, 2018, by and between the Placement Agent and the Company, as amended, equal to 5% of the total gross proceeds received by the Company from the offering of the Securities.

2.
Fee payable to Brookline Capital Markets, a division of CIM Securities, LLC (“Brookline”) pursuant to that certain engagement letter, dated as of December 13, 2017, by and between Brookline and the Company, equal to 2% of the total gross proceeds received by the Company from the offering of the Securities.

3.
The Company entered into an engagement letter with Maxim Group LLC (“Maxim”) on December 8, 2017 (the “Maxim Engagement Letter”) pursuant to which Maxim would have received a fee equal to 5% of the gross proceeds received by the Company from the offering of the Securities. Notwithstanding the fact that Maxim has terminated their engagement under the Maxim Engagement Letter, the Company may be required to pay Maxim some, or all, of the fee agreed to in the Maxim Engagement Letter.